                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[X]  Preliminary Proxy Statement               [ ]  Confidential, for Use of the Commission
                                               Only (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                              THE JAPAN FUND, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

     (5)  Total fee paid:

--------------------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

--------------------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------

     (3)  Filing Party:

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     (4)  Date Filed:

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

              PRELIMINARY PROXY MATERIALS DATED: October 22, 1998

                                                                October   , 1998

                              THE JAPAN FUND, INC.

                                 IMPORTANT NEWS

                                FOR STOCKHOLDERS
LOGO

     While we encourage you to read the full text of the enclosed Proxy Statement, here's a brief overview of some matters affecting your Fund that will be the subject of a stockholder vote.

                          Q & A: QUESTIONS AND ANSWERS

Q.  WHAT IS HAPPENING?

A. Zurich Insurance Company ("Zurich"), which is the majority owner of your Fund's investment manager, Scudder Kemper Investments, Inc. ("Scudder Kemper"), has combined its businesses with the financial services businesses of B.A.T Industries p.l.c. ("B.A.T"). The resulting company, Zurich Financial Services ("Zurich Financial Services"), has become Zurich's parent company. Although this transaction will have virtually no effect on the operations of Scudder Kemper or your Fund, we are asking the Fund's stockholders to approve a new investment management agreement to assure that there is no interruption in the services Scudder Kemper provides to your Fund. The following pages give you additional information about Zurich Financial Services, the new investment management agreement and certain other matters. THE BOARD MEMBERS OF YOUR FUND, INCLUDING THOSE WHO ARE NOT AFFILIATED WITH THE FUND, SCUDDER KEMPER OR ZURICH, RECOMMEND THAT YOU VOTE FOR APPROVAL OF THE NEW INVESTMENT MANAGEMENT AGREEMENT.

Q.  WHY AM I BEING ASKED TO VOTE ON THE NEW INVESTMENT MANAGEMENT AGREEMENT?

A. As a result of the Zurich-B.A.T transaction, the former shareholders of B.A.T indirectly own a 43% interest in Zurich through a new holding company, Allied Zurich p.l.c. This change in ownership of Zurich may be deemed to have caused a "change in control" of Scudder Kemper, even though Scudder Kemper's operations will not change as a result. The Investment Company Act of 1940, which regulates investment companies such as your Fund, requires that fund stockholders approve a new investment management agreement whenever there is a change in control of a fund's investment manager (even in the most technical sense). Pursuant to an exemptive order issued by the Securities and Exchange Commission, your Fund entered into a new investment management agreement, subject to receipt of stockholder approval within 150 days. Accordingly, we are seeking stockholder approval of the new investment management agreement with your Fund.

Q.  HOW WILL THE ZURICH-B.A.T TRANSACTION AFFECT ME AS A FUND STOCKHOLDER?

A. We do not expect the transaction to affect you as a Fund stockholder. Your Fund and your Fund's investment objectives will not change as a result of the transaction. You will still own the same shares in the same Fund. The new investment management agreement is substantially identical to the former investment management agreement, except for the dates of execution and termination. Similarly, the other service arrangements between your Fund and Scudder Kemper or affiliates of Scudder Kemper will not be affected by the transaction. If stockholders do not approve the new investment management agreement, the agreement will terminate and the Board Members of your Fund will take such action as they deem to be in the best interests of your Fund and its stockholders.

Q.  WILL THE INVESTMENT MANAGEMENT FEES INCREASE?

A. No, the investment management fee rates paid by your Fund will remain the same.

Q.  WHAT OTHER MATTERS AM I BEING ASKED TO VOTE ON?

A. In order to save your Fund the expense of a subsequent meeting, a vote is also being sought for the election of Directors of your Fund and for the ratification of the Board's selection of the Fund's accountants. In addition, a vote is being sought for a revision of your Fund's fundamental lending policy to give the Board of your Fund discretionary authority to permit your Fund to enter into interfund lending arrangements, subject to Securities and Exchange Commission approval.

Q.  HOW DO THE BOARD MEMBERS OF MY FUND RECOMMEND THAT I VOTE?

A. After careful consideration, the Board Members of your Fund, including those who are not affiliated with the Fund, Scudder Kemper or Zurich, recommend that you vote FOR the Proposals on the enclosed proxy card(s).

Q.  WILL THE FUND PAY FOR THIS PROXY SOLICITATION?

A.  No, Zurich or its affiliates will bear these costs.

Q.  WHOM DO I CALL FOR MORE INFORMATION?

A. Please call Shareholder Communications Corporation, your Fund's information agent, at 1-800-248-2681.

                              THE JAPAN FUND, INC.

                                345 Park Avenue
                            New York, New York 10154

                                                                October   , 1998

Dear Stockholders:

     Zurich Insurance Company, the majority owner of Scudder Kemper Investments, Inc., has combined its businesses with the financial services businesses of B.A.T Industries p.l.c. The resulting company, Zurich Financial Services, has become the parent company of Zurich and the majority owner of Scudder Kemper. As a result of this transaction, we are asking the stockholders of the funds for which Scudder Kemper acts as investment manager, including your Fund, to approve a new investment management agreement with Scudder Kemper.

     The Zurich-B.A.T transaction should not affect you as a Fund stockholder. Your Fund shares will not change, the advisory fee rates and expenses paid by your Fund will not increase, the investment objectives of your Fund will remain the same, and, as is now the case, you will not pay sales loads on purchases of shares of your Fund.

     Stockholders are also being asked to approve certain other matters that have been set forth in the Notice of Meeting. AFTER CAREFUL REVIEW, THE MEMBERS OF YOUR FUND'S BOARD HAVE APPROVED THE NEW INVESTMENT MANAGEMENT AGREEMENT. THE BOARD MEMBERS OF YOUR FUND BELIEVE THAT EACH OF THE PROPOSALS SET FORTH IN THE NOTICE OF MEETING FOR YOUR FUND IS IMPORTANT AND RECOMMEND THAT YOU READ THE ENCLOSED MATERIALS CAREFULLY AND THEN VOTE FOR ALL PROPOSALS.

     Because all of the funds for which Scudder Kemper acts as investment manager are holding shareholder meetings, if you own shares of more than one fund, you will receive more than one proxy card. Please sign and return each proxy card you receive.

     Your vote is important. PLEASE TAKE A MOMENT NOW TO SIGN AND RETURN YOUR PROXY CARD(S) IN THE ENCLOSED POSTAGE-PAID RETURN ENVELOPE. If we do not receive your executed proxy card(s) after a reasonable amount of time, you may receive a telephone call from our proxy solicitor, Shareholder Communications Corporation, reminding you to vote.

Respectfully,


Birdsong signature                   Rosovsky signature
Lynn S. Birdsong                     Henry Rosovsky
President                            Chairman of the Board

WE URGE YOU TO SIGN AND RETURN YOUR PROXY CARD(S) IN THE ENCLOSED POSTAGE-PAID ENVELOPE TO ENSURE A QUORUM AT THE MEETING. YOUR VOTE IS IMPORTANT REGARDLESS OF THE NUMBER OF SHARES YOU OWN.

                              THE JAPAN FUND, INC.

                   NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

     Please take notice that a Special Meeting of Stockholders (the "Special Meeting") of The Japan Fund, Inc. (the "Fund") will be held at the offices of Scudder Kemper Investments, Inc., 13th Floor, Two International Place, Boston, Massachusetts 02110, on December 11, 1998, at 9:30 a.m., Eastern time, for the following purposes:

        PROPOSAL 1:    To elect Directors of the Fund;

        PROPOSAL 2:    To approve a new investment management agreement for the
                       Fund with Scudder Kemper Investments, Inc.;

        PROPOSAL 3:    To approve the revision of the Fund's fundamental lending
                       policy; and

        PROPOSAL 4:    To ratify the selection of PricewaterhouseCoopers LLP as
                       the independent accountants for the Fund for the Fund's current fiscal year.

     The appointed proxies will vote in their discretion on any other business as may properly come before the Special Meeting or any adjournments thereof.

     Holders of record of shares of the Fund at the close of business on October 19, 1998 are entitled to vote at the Special Meeting and at any adjournments thereof.

     In the event that the necessary quorum to transact business or the vote required to approve a Proposal is not obtained at the Special Meeting, the persons named as proxies may propose one or more adjournments of the Special Meeting in accordance with applicable law, to permit further solicitation of proxies. Any such adjournment as to a matter will require the affirmative vote of the holders of a majority of the Fund's shares present in person or by proxy at the Special Meeting. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the

Proposals and will vote against any such adjournment those proxies to be voted against the Proposals.

                                             By Order of the Board of Directors,

                                                      KATHRYN L. QUIRK SIGNATURE
                                                                Kathryn L. Quirk
                                                                       Secretary

October   , 1998

IMPORTANT--WE URGE YOU TO SIGN AND DATE THE ENCLOSED PROXY CARD(S) AND RETURN IT IN THE ENCLOSED ADDRESSED ENVELOPE WHICH REQUIRES NO POSTAGE AND IS INTENDED FOR YOUR CONVENIENCE. YOUR PROMPT RETURN OF THE ENCLOSED PROXY CARD(S) MAY SAVE THE NECESSITY AND EXPENSE OF FURTHER SOLICITATIONS TO ENSURE A QUORUM AT THE SPECIAL MEETING. IF YOU CAN ATTEND THE SPECIAL MEETING AND WISH TO VOTE YOUR SHARES IN PERSON AT THAT TIME, YOU WILL BE ABLE TO DO SO.

                              THE JAPAN FUND, INC.

                                345 Park Avenue
                            New York, New York 10154

                                PROXY STATEMENT

GENERAL

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors (the "Board") of The Japan Fund, Inc. (the "Fund") for use at the Special Meeting of Stockholders to be held at the offices of Scudder Kemper Investments, Inc. ("Scudder Kemper"), 13th Floor, Two International Place, Boston, Massachusetts 02110, on December 11, 1998 at 9:30 a.m., Eastern time, and at any and all adjournments thereof (the "Special Meeting").

     In the descriptions of the Proposals below, the word "fund" is sometimes used to mean investment companies or series thereof in general, and not the Fund whose proxy statement this is.

     This Proxy Statement, the Notice of Special Meeting and the proxy card are first being mailed to stockholders on or about November 4, 1998 or as soon as practicable thereafter. Any stockholder giving a proxy has the power to revoke it by mail (addressed to the Secretary at the principal executive office of the Fund, c/o Scudder Kemper Investments, Inc., at 345 Park Avenue, New York, New York 10154) or in person at the Special Meeting, by executing a superseding proxy or by submitting a notice of revocation to the Fund. All properly executed proxies received in time for the Special Meeting will be voted as specified in the proxy or, if no specification is made, in favor of the Proposals referred to in the Proxy Statement.

     The presence at any stockholders' meeting, in person or by proxy, of the holders of a majority of the shares of the Fund entitled to be cast shall be necessary and sufficient to constitute a quorum for the transaction of business. In the event that the necessary quorum to transact business or the vote required to approve any Proposal is not obtained at the Special Meeting with respect to the Fund, the persons named as proxies may propose one or more adjournments of the Special Meeting in accordance with applicable law to permit further solicitation of proxies with respect to the Proposal that did not receive the vote necessary for its passage or to obtain a quorum. Any such adjournment as to a matter will require the affirmative vote of the holders of a majority of the Fund's shares present in person or by proxy at the Special Meeting. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of that Proposal and will vote against any such adjournment those proxies to be voted against that Proposal. For purposes of determining the presence of a quorum for transacting business at the Special Meeting, abstentions and broker "non-votes" will be treated as shares that are present but which have not been voted. Broker non-votes are proxies received by the Fund from brokers or nominees when the broker or nominee has neither received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter. Accordingly, stockholders are urged to forward their voting instructions promptly.

     Proposals 1 and 4 each requires the affirmative vote of a majority of the shares of the Fund voting at the Special Meeting. Proposals 2 and 3 each requires the affirmative vote of a "majority of the outstanding voting securities" of the Fund. The term "majority of the outstanding voting securities," as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), and as used in this Proxy Statement, means: the affirmative vote of the lesser of (1) 67% of the voting securities of the Fund present at the meeting if more than 50% of the outstanding voting securities of the Fund are present in person or by proxy or (2) more than 50% of the outstanding voting securities of the Fund.

     Abstentions will have the effect of a "no" vote on each Proposal. Broker non-votes will have the effect of a "no" vote on each of Proposals 2 and 3, each of which requires the approval of a specified percentage of the outstanding shares of the Fund, if such vote is determined on the basis of obtaining the affirmative vote of more than 50% of the outstanding voting securities of the Fund. Broker non-votes will not constitute "yes" or "no" votes, and will be disregarded in determining the voting securities "present" if such vote is determined on the basis of the affirmative vote of 67% of the voting securities of the Fund present at the Special Meeting with respect to each of Proposals 2 and 3. Broker non-votes will not be counted in favor of, but will have no other effect on, the vote for Proposals 1 and 4, each of which requires the approval of a majority of the shares of the Fund voting at the Special Meeting.

     Holders of record of the shares of the Fund at the close of business on October 19, 1998 (the "Record Date"), as to any matter on which they are entitled to vote, will be entitled to one vote per share on all business of the Special Meeting. As of June 30, 1998, there were 41,843,948.368 shares of common stock of the Fund outstanding.

     The Fund provides periodic reports to all of its stockholders which highlight relevant information, including investment results and a review of portfolio changes. You may receive an additional copy of the most recent annual report for the Fund and a copy of any more recent semi-annual report, without charge, by calling 800-225-5163 or writing the Fund, c/o Scudder Kemper Investments, Inc., at 345 Park Avenue, New York, New York 10154.

                 PROPOSAL 1: ELECTION OF DIRECTORS FOR THE FUND

     At the Special Meeting, eleven Directors are to be elected to constitute the Fund's Board. For election of Directors at the Special Meeting, the Board of Directors has approved the nomination of the following individuals: Peter Booth, William L. Givens, William H. Gleysteen, Jr., Thomas M. Hout, John F. Loughran, Yoshihiko Miyauchi, William V. Rapp, Henry Rosovsky, Takeo Shiina, O. Robert

Theurkauf and Hiroshi Yamanaka. Election of each of the listed nominees for Director requires the affirmative vote of a majority of the votes cast at the Special Meeting in person or by proxy.

     The persons named as proxies on the enclosed proxy card will vote for the election of the nominees named above unless authority to vote for any or all of the nominees is withheld in the proxy. Each Director so elected will serve as a Director of the Fund until the next meeting of stockholders, if any, called for the purpose of electing Directors and until the election and qualification of a successor or until such Director sooner dies, resigns or is removed as provided in the Articles of Incorporation of the Fund.

     Each of the nominees has indicated that he is willing to serve as a Director. If any or all of the nominees should become unavailable for election due to events not now known or anticipated, the persons named as proxies will vote for such other nominee or nominees as the Directors may recommend. The following table sets forth certain information concerning the current Directors and the nominees:

NOMINEES:

                                             PRESENT OFFICE WITH THE FUND,
                                             (DATE NOMINEE BECAME DIRECTOR)
                                         PRINCIPAL OCCUPATION OR EMPLOYMENT***
             NAME (AGE)                            AND DIRECTORSHIPS
             ----------                  -------------------------------------
Peter Booth (58)                       Director (1998). Senior Vice President,
                                       Corning Inc.
William L. Givens (69)                 Director (1978). President, Twain
                                       Associates.
William H. Gleysteen, Jr. (72)         Director (1993). Consultant; Guest
                                       Scholar, Brookings Institution; Former
                                       President, The Japan Society, Inc. (until
                                       1996). Mr. Gleysteen serves on the Boards
                                       of an additional 4 Corporations whose
                                       Funds are advised by Scudder Kemper.
Thomas M. Hout (56)                    Director (1998). Vice President and
                                       Director, Boston Consulting Group.
John F. Loughran (66)                  Director (1974). Retired Senior Adviser
                                       for Asia Pacific to J.P. Morgan & Co.,
                                       Inc.; Director, The Finisterre Fund
                                       (Health Care Institutional Fund);
                                       Director, The Industrial Bank of Japan
                                       Trust Company.

                                             PRESENT OFFICE WITH THE FUND,
                                             (DATE NOMINEE BECAME DIRECTOR)
                                         PRINCIPAL OCCUPATION OR EMPLOYMENT***
             NAME (AGE)                            AND DIRECTORSHIPS
             ----------                  -------------------------------------
Yoshihiko Miyauchi (63)                Director (1996). President and Chief
                                       Executive Officer, ORIX Corporation;
                                       Chairman and Director, ORIX Interior
                                       Corporation; Director, Korean Development
                                       Leasing Corporation; Director, Lanka ORIX
                                       Leasing Company Limited; Chairman and
                                       Director, ORIX Leasing Pakistan Limited;
                                       and Director, United Overseas Land
                                       Limited.
William V. Rapp (59)                   Director (1991). Managing Director, Rue
                                       Associates; Academic Director,
                                       International Relations, Yale University;
                                       Senior Research Associate, Columbia
                                       University -- Center on Japan Economy and
                                       Business; Former Professor, University of
                                       Victoria.
Henry Rosovsky (71)**                  Chairman of the Board and Director (1979).
                                       Geysor University, Professor Emeritus,
                                       Harvard University; Director, PaineWebber
                                       Group; Director, Corning, Inc.
Takeo Shiina (69)                      Director (1998). Chairman, President and
                                       CEO, IBM Japan, Ltd.
O. Robert Theurkauf (70)*              Director (1991). Advisory Managing
                                       Director, Scudder Kemper Investments, Inc.
Hiroshi Yamanaka (85)                  Director (1962). Advisor to the Board of
                                       Meji Mutual Life Insurance Company;
                                       Lifetime Executive Director, Japan
                                       Association of Corporate Executives; Vice
                                       Chairman, the Security Analysts
                                       Association of Japan; Governor, Board of
                                       Governors, Tokyo Stock Exchange; Auditor,
                                       The Bank of Tokyo-Mitsubishi Ltd., The
                                       Mitsubishi Foundation, Mitsubishi Research
                                       Institute; Director, Kirin Brewery Co.,
                                       Ltd.; Director, Seijo Gakuen; Doctor of
                                       Commerce, Chuo University Director.

------------------------------
  * Director considered by the Fund and its counsel to be an "interested person" (as defined in the 1940 Act) of the Fund or of its investment manager because of his employment by the Investment Manager.

 ** Director considered by the Fund and its counsel to be an "interested person"
    (as defined in the 1940 Act) of the Fund or of its investment manager because of his affiliation with a broker-dealer.

*** Unless otherwise stated, all the Directors of the Fund have been associated with their respective companies for more than five years, but not necessarily in the same capacity.

     To the best of the Fund's knowledge, as of June 30, 1998, no person owned beneficially more than 5% of the Fund's outstanding shares, except that:

     As of June 30, 1998, 5,647,602 shares in the aggregate, 13.49% of the outstanding shares of the Fund were held in the name of Charles Schwab & Co., 101 Montgomery Street, San Francisco, CA 94104, who may be deemed to be the beneficial owner of certain of these shares, but disclaims any beneficial ownership therein.

     Appendix 1 hereto sets forth the number of shares of the Fund owned directly or beneficially by the Directors of the Board and by the President of the Fund.

RESPONSIBILITIES OF THE BOARD -- BOARD AND COMMITTEE MEETINGS

     The Board is responsible for the general oversight of Fund business. A majority of the Board's members are not affiliated with Scudder Kemper. These Non-interested Directors have primary responsibility for assuring that the Fund is managed in a manner consistent with the best interests of its shareholders.

     The Board meets at least quarterly to review the investment performance of the Fund and other operational matters, including policies and procedures designed to assure compliance with various regulatory requirements. At least annually, the Non-interested Directors review the fees paid to the Investment Manager and its affiliates for investment advisory services and other administrative and shareholder services. In this regard, they evaluate, among other things, the Fund's investment performance, the quality and efficiency of the various other services provided, costs incurred by the Investment Manager and its affiliates, and comparative information regarding fees and expenses of competitive funds. They are assisted in this process by the Fund's independent public accountants and by independent legal counsel selected by the Non-interested Directors. In addition, the Non-interested Directors from time to time have established and served on task forces and subcommittees focusing on particular matters such as investment, accounting and shareholder service issues.

     The Board of the Fund has both an Audit Committee and an Executive Committee, the responsibilities of which are described below.

AUDIT COMMITTEE

     The Board of the Fund has an Audit Committee consisting of Messrs. Booth, Givens, Gleysteen, Hout, Loughran, Miyauchi, Rapp and Shiina. The Audit Committee reviews with management and the independent accountants for the Fund, among other things, the scope of the audit and the controls of the Fund and its agents, reviews and approves in advance the type of services to be rendered by independent accountants, recommends the selection of independent accountants for the Fund to the Board and, in general, considers and reports to the Board on matters regarding the Fund's accounting and bookkeeping practices.

EXECUTIVE COMMITTEE

     The Board of the Fund has an Executive Committee charged with the duty of making all nominations for Non-interested Directors and consideration of other related matters. Stockholders' recommendations as to nominees received by management are referred to the Executive Committee for its consideration and action.

     The Board met six times and the Audit Committee met once during the 1997 fiscal year. Each then current Director attended at least 75% of the total numbers of meetings of the Board and each committee on which they served as regular members that were held during that period, except Mr. Miyauchi, who attended 43% of those meetings.

HONORARY DIRECTORS

     In addition to the Board and committee meetings listed above, the Directors of the Fund attended various other meetings on behalf of the Fund during the year, including meetings with their independent legal counsel and informational meetings.

     Allan Comrie, Jonathan Mason, James W. Morley, Robert G. Stone, Jr. and Shoji Umemura currently serve as Honorary Directors of the Fund. Honorary Directors are invited to attend all Board meetings and to participate in Board discussions, but are not entitled to vote on any matter presented to the Board.

EXECUTIVE OFFICERS

     The following persons are Executive Officers of The Japan Fund, Inc.:

                                        PRESENT OFFICE WITH THE FUND;
                                           PRINCIPAL OCCUPATION OR         YEAR FIRST BECAME
             NAME (AGE)                         EMPLOYMENT(1)                AN OFFICER(2)
             ----------                 -----------------------------      -----------------
Lynn S. Birdsong (52)                  President; Managing Director of           1996
                                       Scudder Kemper Investments, Inc.
Elizabeth J. Allan (45)                Vice President; Senior Vice               1991
                                       President of Scudder Kemper
                                       Investments, Inc.
John R. Hebble(40)                     Assistant Treasurer; Senior Vice          1998
                                       President, Scudder Kemper
                                       Investments, Inc.
William E. Holzer (49)                 Vice President; Managing                  1987
                                       Director of Scudder Kemper
                                       Investments, Inc.
Thomas W. Joseph (59)                  Vice President; Senior Vice               1987
                                       President of Scudder Kemper
                                       Investments, Inc.
Seung K. Kwak (37)                     Vice President; Managing                  1994
                                       Director of Scudder Kemper
                                       Investments, Inc.
Thomas F. McDonough (51)               Assistant Secretary; Senior Vice          1992
                                       President of Scudder Kemper
                                       Investments, Inc.
Gina Provenzano (56)                   Vice President and Treasurer;             1978
                                       Senior Associate of Scudder
                                       Kemper Investments, Inc.
Kathryn L. Quirk (45)                  Vice President and Secretary;             1991
                                       Managing Director of Scudder
                                       Kemper Investments, Inc.
Miyuki Wakatsuki (62)                  Vice President; General Manager,          1994
                                       Japan Fund Office, Nikko
                                       International Capital Management
                                       Co., Ltd.

------------------------------
(1) Unless otherwise stated, all of the Executive Officers have been associated with their respective companies for more than five years, although not necessarily in the same capacity.

(2) The President, Treasurer and Secretary each holds office until his or her successor has been duly elected and qualified, and all other officers hold offices in accordance with the By-laws of the Fund.

COMPENSATION OF DIRECTORS AND OFFICERS

     The Fund pays each Director who is not affiliated with Scudder Kemper or The Nikko Securities Co., Ltd. an annual Director's fee plus specified amounts for Board and committee meetings attended and compensates him for expenses related to Fund business. Each such unaffiliated Director receives an annual Director's fee of $6,000 with the exception of the Chairman of the Board, who receives $16,000 annually. Each Director also receives fees of $1,000 for attending each meeting of the Board and $750 for attending each committee meeting, or meeting held for the purpose of considering arrangements between the Fund and Scudder Kemper, or any of its other affiliates. Each unaffiliated Director also receives $750 per committee meeting attended. Each Honorary Director of the Fund receives $1,000 for each Board meeting attended.

     Under the Fund's Directors' Retirement Plan (the "Retirement Plan"), Non-interested Directors retiring at or after age 72 with five or more years of service are entitled to receive, each year for ten years, a payment equal to 50 to 100 percent (depending on the number of years of service) of the basic annual Directors' retainer on the retirement date. Non-interested Directors who retire after age 62 but before age 72 are entitled to the same annual payments, reduced by 3 percent for each year by which their retirement precedes age 72. The obligations of the Fund to pay benefits and expenses under the Retirement Plan will not be secured or funded in any manner and such obligations will not have preference over the lawful claims of the Fund's creditors or stockholders. Upon retirement of a Non-interested Director, the Fund, at its option, may purchase an annuity contract to meet its obligation to the Non-interested Director.

     Scudder Kemper supervises the Fund's investments, pays the compensation and certain expenses of its personnel who serve as Directors and officers of the Fund and receives a management fee for its services. Several of the Fund's officers and Directors are also officers, Directors, employees or stockholders of Scudder Kemper, Nikko International Capital Management Co., Ltd., a former sub-adviser to the Fund, or its affiliated broker-dealer, The Nikko Securities Co., Ltd., and participate in the fees paid to those firms, although the Fund makes no direct payments to them other than for reimbursement of travel expenses in connection with their attendance at Board and committee meetings.

     The following Compensation Table provides in tabular form the following data:

          Column (1)  All Directors who receive compensation from the Fund.

          Column (2) Aggregate compensation received by each Director of the Fund during the calendar year 1997.

          Columns (3) and (4) Pension or retirement benefits accrued or proposed to be paid by the Fund.

          Column (5) Total compensation received by each Director from funds managed by Scudder Kemper (collectively, the "Fund Complex") during the calendar year 1997.

                               COMPENSATION TABLE

                                        THE JAPAN FUND, INC.
                                   ------------------------------       PENSION OR
                                     AGGREGATE       AGGREGATE          RETIREMENT          ESTIMATED
                                   COMPENSATION*   COMPENSATION*    BENEFITS ACCRUED AS      ANNUAL
                                    PAID BY THE       PAID BY          PART OF FUND       BENEFITS UPON
NAME OF DIRECTOR                       FUND        THE ADVISER(1)        EXPENSES          RETIREMENT
----------------                   -------------   --------------   -------------------   -------------
William L. Givens................     $21,317          $2,000             $4,372             $6,000
William H. Gleysteen, Jr.........     $14,750          $2,000             $5,498             $3,000
John F. Loughran.................     $11,750          $2,000             $4,724             $6,000
Yoshihiko Miyauchi...............     $12,250          $1,000             $2,149             $6,000
William V. Rapp..................     $15,500          $1,000             $2,499             $6,000
Henry Rosovsky...................     $26,250          $2,000             $2,776             $6,000
Hiroshi Yamanaka.................     $ 7,750          $    0             $7,803             $6,000
Allan Comrie, Honorary
  Director.......................     $ 5,196          $    0             $4,789             $5,196
Jonathan Mason, Honorary
  Director.......................     $ 6,000          $    0             $6,703             $6,000
James W. Morley, Honorary
  Director.......................     $ 6,000          $    0             $5,988             $6,000
Robert G. Stone, Jr., Honorary
  Director.......................     $ 8,000          $    0             $6,026             $6,000
Shoji Umemura,(2) Honorary
  Director.......................     $                $                  $                  $


                                             ALL SCUDDER FUNDS**
                                   ---------------------------------------
NAME OF DIRECTOR                   PAID BY THE FUNDS   PAID BY THE ADVISER
----------------                   -----------------   -------------------
William L. Givens................      $ 21,317        $   2,000 (1 fund)
William H. Gleysteen, Jr.........      $136,150        $19,850 (14 funds)
John F. Loughran.................      $ 11,750        $   2,000 (1 fund)
Yoshihiko Miyauchi...............      $ 12,250        $   1,000 (1 fund)
William V. Rapp..................      $ 15,500        $   1,000 (1 fund)
Henry Rosovsky...................      $ 26,250        $   2,000 (1 fund)
Hiroshi Yamanaka.................      $  7,750        $       0 (1 fund)
Allan Comrie, Honorary
  Director.......................      $  5,196        $       0 (1 fund)
Jonathan Mason, Honorary
  Director.......................      $  6,000        $       0 (1 fund)
James W. Morley, Honorary
  Director.......................      $  6,000        $       0 (1 fund)
Robert G. Stone, Jr., Honorary
  Director.......................      $  8,000        $       0 (1 fund)
Shoji Umemura,(2) Honorary
  Director.......................      $               $

---------------
(1) Meetings related to consideration of the Adviser's alliance with Zurich Insurance Company.
(2) Mr. Umemura agreed to serve as an Honorary Director of the Fund upon his resignation from the Board last year. Amounts shown represent compensation paid to Mr. Umemura for his service as a Director of the Fund from January 1, 1997 to [ ], 1997.
 * Includes pension or retirement benefits.
 ** Includes pension or retirement benefits accrued.

 THE BOARD MEMBERS OF THE FUND RECOMMEND THAT THE STOCKHOLDERS OF THE FUND VOTE
                          IN FAVOR OF THIS PROPOSAL 1.

                          PROPOSAL 2: APPROVAL OF NEW
                        INVESTMENT MANAGEMENT AGREEMENT

INTRODUCTION

     Scudder Kemper acts as the investment manager to the Fund pursuant to an investment management agreement entered into by the Fund and Scudder Kemper. The investment management agreement in effect between the Fund and Scudder Kemper prior to the consummation of the transaction between Zurich Insurance Company ("Zurich") and B.A.T Industries p.l.c. ("B.A.T") (the "Zurich-B.A.T Transaction" or the "Transaction"), which is described below, is referred to in this Proxy Statement as the "Former Investment Management Agreement." The investment management agreement currently in effect between the Fund and Scudder Kemper, which is also described below, was executed as of the consummation of the Zurich-B.A.T Transaction and is referred to in this Proxy Statement as the "New Investment Management Agreement," and, together with the Former Investment Management Agreement, the "Investment Management Agreements." (Scudder Kemper is sometimes referred to in this Proxy Statement as the "Investment Manager.")

     The information set forth in this Proxy Statement and the accompanying materials concerning the Transaction, Scudder Kemper, Zurich, B.A.T and their respective affiliates has been provided to the Fund by Scudder Kemper based upon information that Scudder Kemper received from Zurich and its affiliates.

     On June 26, 1997, Scudder, Stevens & Clark, Inc. ("Scudder") entered into an agreement with Zurich pursuant to which Scudder and Zurich agreed to form an alliance. On December 31, 1997, Zurich acquired a majority interest in Scudder, and Zurich Kemper Investments, Inc. ("Kemper"), a Zurich subsidiary, became part of Scudder. Scudder's name was changed to Scudder Kemper Investments, Inc. The transaction between Scudder and Zurich (the "Scudder-Zurich Transaction") resulted in the termination of the Fund's investment management agreement with Scudder. Consequently, the Former Investment Management Agreement between the Fund and Scudder Kemper was approved by the Fund's Board and by the Fund's stockholders.

     The Zurich-B.A.T Transaction. On December 22, 1997, Zurich and B.A.T entered into a definitive agreement (the "Merger Agreement") pursuant to which businesses of Zurich (including Zurich's almost 70% ownership interest in Scudder Kemper) were to be combined with the financial services businesses of B.A.T. On October 12, 1997, Zurich and B.A.T had confirmed that they were engaged in discussions concerning a possible business combination; on October 16, 1997, Zurich and B.A.T announced that they had entered into an Agreement in Principle, dated as of October 15, 1997 (the "Agreement in Principle"), to merge B.A.T's financial services businesses with Zurich's businesses. The Merger Agreement superseded the Agreement in Principle.

     In order to effect this combination, Zurich and B.A.T first reorganized their respective operations. Zurich became a subsidiary of a new Swiss holding company, Zurich Allied AG, and Zurich shareholders became Zurich Allied AG shareholders. At the same time, B.A.T separated its financial services business from its tobacco-related businesses by spinning off to its shareholders a new British company, Allied Zurich p.l.c., 22 Arlington Street, London, England SW1A 1RW, United Kingdom, which held B.A.T's financial services businesses.

     Zurich Allied AG then contributed its interest in Zurich, and Allied Zurich p.l.c. contributed the B.A.T financial services businesses, to a jointly owned company, Zurich Financial Services ("Zurich Financial Services"), in each case in exchange for shares of Zurich Financial Services. These transactions were completed on September 7, 1998. As a result, upon the completion of the Transaction, the former Zurich shareholders became the owners (through Zurich Allied AG) of 57% of the voting stock of Zurich Financial Services, and former B.A.T shareholders initially became the owners (through Allied Zurich p.l.c.) of 43% of the voting stock of Zurich Financial Services. Zurich Financial Services now owns Zurich and the financial services businesses previously owned by B.A.T.

     Below is a simplified chart showing the corporate structure of Zurich Financial Services after these transactions:

                   [FLOWCHART FOR ZURICH FINANCIAL SERVICES]

     Corporate Governance. At the closing of the Zurich-B.A.T Transaction, the parties entered into a Governing Agreement that establishes the corporate governance structure for Zurich Allied AG, Allied Zurich p.l.c. and Zurich Financial Services.

     The Board of Directors of Zurich Financial Services consists of ten members, five of whom were initially selected by Zurich and five by B.A.T. Mr. Rolf Huppi, Zurich's Chairman and Chief Executive Officer, became Chairman and Chief Executive Officer of Zurich Financial Services. In addition to his vote by virtue of his position on the Board of Directors, as Chairman, Mr. Huppi will have a tie-breaking vote on all matters except recommendations of the Audit Committee, recommendations of the Remuneration Committee in respect of the remuneration of the Chairman and the CEO, appointment and removal of the Chairman and CEO, appointments to the Nominations, Audit and Remuneration Committees and nominations to the Board of Directors not made through the Nominations Committee.

     The Group Management Board of Zurich Financial Services has been given responsibility by the Board of Directors for the executive management of Zurich Financial Services and has wide authority for such purpose. Of the 11 initial members of the Group Management Board, eight were members of the Corporate Executive Board of Zurich (including Mr. Edmond D. Villani, CEO of Scudder Kemper, who is responsible for Global Asset Management for Zurich Financial Services), and three were B.A.T executives.

     The Board of Directors of Zurich Allied AG initially consists of 11 members, eight of whom were Zurich directors and three of whom were proposed by B.A.T. The Board of Directors of Allied Zurich p.l.c. also initially consists of 11 members, eight of whom were B.A.T directors and three of whom were proposed by Zurich. The parties have agreed that, as soon as possible, the Boards of Directors of Zurich Financial Services, Zurich Allied AG and Allied Zurich p.l.c. will have identical membership.

     Shareholder resolutions of Zurich Financial Services in general require approval by at least 58% of all shares outstanding.

     The Governing Agreement also contains provisions relating to dividend equalization and provisions intended to ensure equal treatment of Zurich Allied AG and Allied Zurich p.l.c. shareholders in the event of a takeover bid for either company.

     The B.A.T financial services businesses, which, since the closing of the Transaction, are owned by Zurich Financial Services, include: the Farmers Group of Insurance companies; Eagle Star Reinsurance Company Ltd., UK ("Eagle Star") (which Zurich Financial Services has agreed to sell to GE Capital); Allied-Dunbar, one of the leading U.K. unit-linked life insurance and pensions companies; and Threadneedle Asset Management, which was formed initially to manage the investment assets of Eagle Star and Allied-Dunbar, and which, at December 31, 1997, had $58.8 billion under management. Overall, at year-end 1997, the financial services businesses of B.A.T had $79 billion in assets under management, including $18 billion in third party assets.

     Zurich has informed the Fund that the financial services businesses of B.A.T do not include any of B.A.T's tobacco businesses and that, after careful review, Zurich has concluded that the tobacco-related liabilities connected with B.A.T's tobacco business should not adversely affect Zurich or the present Zurich subsidiaries, including Scudder Kemper.

     Governance arrangements that were put in place at the time of the acquisition of Zurich's 70% interest in Scudder Kemper (which are discussed below under "Investment Manager") remain unaffected by the Transaction. These arrangements preclude the making of certain major decisions affecting Scudder Kemper without the approval of Scudder Kemper directors elected by the non-Zurich shareholders of Scudder Kemper.

     Consummation of the Zurich-B.A.T Transaction may be deemed to have constituted an "assignment," as that term is defined in the 1940 Act, of the Fund's Former Investment Management Agreement with Scudder Kemper. As required by the 1940 Act, the Former Investment Management Agreement provided for its automatic termination in the event of its assignment. Accordingly, a New Investment Management Agreement between the Fund and Scudder Kemper was approved by the Board members of the Fund and is now being proposed for approval by stockholders of the Fund. Scudder Kemper has received an exemptive order from the Securities and Exchange Commission (the "SEC" or the "Commission") permitting the Fund to obtain stockholder approval of its New Investment Management Agreement within 150 days after the consummation of the Transaction, which occurred on September 7, 1998 (and, consequently, within 150 days after the termination of its Former Investment Management Agreement), instead of before the consummation of the Transaction. Pursuant to the exemptive order, the Fund's investment management fees are being held in escrow until the earlier of stockholder approval of the Fund's New Investment Management Agreement or the expiration of the 150 day period. A copy of the form of New Investment Management Agreement is attached hereto as Exhibit A. THE NEW INVESTMENT MANAGEMENT AGREEMENT FOR THE FUND IS SUBSTANTIALLY IDENTICAL TO THE FORMER INVESTMENT MANAGEMENT AGREEMENT, EXCEPT FOR THE DATES OF EXECUTION AND TERMINATION. In addition, the portfolio managers for the Fund will not change as a result of the Transaction. The material terms of the Investment Management Agreements are described under "Description of the Investment Management Agreements" below.

BOARD'S RECOMMENDATION

     On July 9, 1998, the Board of the Fund met and the Board members of the Fund, including the Directors who are not parties to such agreement or "interested persons" (as defined in the 1940 Act) (the "Independent Directors") of any such party, voted to approve the New Investment Management Agreements and to recommend approval to the stockholders of the Fund.

     For information about the Board's deliberations and the reasons for their recommendation, please see "Board's Evaluation" below.

BOARD'S EVALUATION

     The Independent Directors of the Fund have been aware of the proposed Zurich-B.A.T Transaction since the announcement of the Agreement in Principle on October 16, 1997. The Board members of the Fund were kept informed by Scudder Kemper of significant subsequent developments regarding the Transaction, including the execution of the Merger Agreement on December 22, 1997 and the receipt of necessary regulatory approvals.

     In the course of the annual review by the Independent Directors of the continuance of the investment management agreement between the Fund and Scudder Kemper, Scudder Kemper furnished the Board members with detailed information regarding the proposed Transaction, including information provided to the shareholders of Zurich and B.A.T and information regarding the structure of the Transaction, the resulting ownership and governance arrangements of Zurich and the investment management business of B.A.T expected to be acquired by Scudder Kemper following completion of the Transaction. The Independent Directors had the opportunity to consider this information with the assistance of their independent counsel and to ask questions of Scudder Kemper representatives. In the course of these deliberations, Scudder Kemper advised the Independent Directors that the proposed Transaction would not have a material effect on the operations of the Fund or on its stockholders.

     During the course of their deliberations, the Independent Directors considered a variety of factors, including the nature, quality and extent of the services furnished by Scudder Kemper to the Fund; the necessity of Scudder Kemper's maintaining and enhancing its ability to retain and attract capable personnel to serve the Fund; the increased complexity of the securities markets; the investment record of Scudder Kemper in managing the Fund; Scudder Kemper's profitability with respect to the Fund and the other investment companies managed by Scudder Kemper before marketing expenses paid by Scudder Kemper; possible economies of scale; comparative data as to investment performance, advisory fees and expense ratios; Scudder Kemper's expenditures in developing worthwhile and innovative stockholder services for the Fund; improvements in the quality and scope of the stockholder services provided to the Fund's stockholders; the advantages and possible disadvantages to the Fund of having an adviser of the Fund which also serves other investment companies as well as other accounts; possible benefits to Scudder Kemper from serving as adviser and from affiliates of Scudder Kemper serving as principal underwriter, transfer agent and fund accounting agent of the Fund; current and developing conditions in the financial services industry, including the entry into the industry of large and well capitalized companies which are spending and appear to be prepared to continue to spend substantial sums to engage personnel and to provide services to competing investment companies; the financial resources of Scudder Kemper and the continuance of appropriate incentives to assure that Scudder Kemper will continue to furnish high quality services to the Fund; and various other factors. The Independent Directors of the Fund considered the foregoing factors with respect to the Fund.

     The Board of the Fund was advised that Zurich intends to rely on Section 15(f) of the 1940 Act, which provides a non-exclusive safe harbor for an investment adviser to an investment company or any of the investment adviser's affiliated persons (as defined in the 1940 Act) to receive any amount or benefit in connection with a change in control of the investment adviser so long as two conditions are met. First, for a period of three years after the transaction, at least 75% of the board members of the investment company must not be "interested persons" of the investment company's investment adviser or its predecessor adviser. On or prior to the consummation of the Transaction, the Board was in compliance with this provision of Section 15(f). Second, an "unfair burden" must not be imposed upon the investment company as a result of such transaction or any express or implied terms, conditions or understandings applicable thereto. The term "unfair burden" is defined in Section 15(f) to include any arrangement during the two-year period after the transaction whereby the investment adviser, or any interested person of any such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its stockholders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter for such investment company). No such compensation agreements are contemplated in connection with the Transaction. Zurich or its affiliates will pay the costs of preparing and distributing proxy materials to, and of holding the meeting of, the Fund's stockholders as well as other fees and expenses in connection with the Transaction, including the fees and expenses of legal counsel and consultants to the Fund and the Independent Directors.

     In addition to the foregoing factors, the Independent Directors gave careful consideration to the likely impact of the Transaction on the Scudder Kemper organization. In this regard, the Independent Directors considered, among other things, the fact that the Transaction does not appear to alter in any material respect the substantial autonomy afforded to Scudder Kemper executives over Scudder Kemper's operations, the equity participation and incentives for many Scudder Kemper employees, or Zurich's strategy for the development of its asset management business through Scudder Kemper. Based on the foregoing, the Independent Directors concluded that the Transaction should cause no reduction in the quality of services provided to the Fund and believe that the Transaction should enhance Scudder Kemper's capabilities and strengths.

DESCRIPTION OF THE INVESTMENT MANAGEMENT AGREEMENTS

     Except as disclosed below, the Former and New Investment Management Agreements are substantially identical. Under the Investment Management Agreements, Scudder Kemper provides the Fund with continuing investment management services. The Investment Manager also determines which securities should be purchased, held, or sold, and what portion of the Fund's assets should be held uninvested, subject to the Fund's Charter, By-Laws, investment policies and restrictions, the provisions of the 1940 Act, and such policies and instructions as the Directors may have determined.

     Each Investment Management Agreement provides that the Investment Manager will provide portfolio management services, place portfolio transactions in accordance with policies expressed in the Fund's registration statement, pay the Fund's office rent, and render significant administrative services on behalf of the Fund (not otherwise provided by third parties) necessary for the Fund's operating as an open-end investment company, including, but not limited to, preparing reports to and meeting materials for the Fund's Board and reports and notices to Fund stockholders; supervising, negotiating contractual arrangements with, to the extent appropriate, and monitoring the performance of various third-party and affiliated service providers to the Fund (such as the Fund's transfer and pricing agents, fund accounting agent, custodian, accountants and others) and other persons in any capacity deemed necessary or desirable to Fund operations; preparing and making filings with the SEC and other regulatory and self-regulatory organizations, including but not limited to, preliminary and definitive proxy materials, post-effective amendments to the Registration Statement, semi-annual reports on Form N-SAR and notices pursuant to Rule 24f-2 under the 1940 Act; overseeing the tabulation of proxies by the Fund's transfer agent; assisting in the preparation and filing of the Fund's federal, state and local tax returns; preparing and filing the Fund's federal excise tax returns pursuant to Section 4982 of the Internal Revenue Code of 1986, as amended; providing assistance with investor and public relations matters; monitoring the valuation of portfolio securities and the calculation of net asset value; monitoring the registration of shares of the Fund under applicable federal and state securities laws; maintaining or causing to be maintained for the Fund all books, records and reports and any other information required under the 1940 Act, to the extent such books, records and reports and other information are not maintained by the Fund's custodian or other agents of the Fund; assisting in establishing accounting policies of the Fund; assisting in the resolution of accounting issues that may arise with respect to the Fund's operations and consulting with the Fund's independent accountants, legal counsel and other agents as necessary in connection therewith; establishing and monitoring the Fund's operating expense budgets; reviewing the Fund's bills; processing the payment of bills that have been approved by an authorized person; assisting the Fund in determining the amount of dividends and distributions available to be paid by the Fund to its stockholders, preparing and arranging for the printing of dividend notices to stockholders, and providing the transfer and dividend paying agent, the custodian, and the accounting agent with such information as is required for such parties to effect the payment of dividends and distributions; and otherwise assisting the Fund in the conduct of its business, subject to the direction and control of the Fund's Board.

     Each Investment Management Agreement also provides that the Investment Manager is not required to pay any expenses of any activity primarily intended to result in the sale of Fund securities if and to the extent that (i) the expenses are to be borne by a principal underwriter acting as the distributor; or (ii) the Fund has adopted a Rule 12b-1 Plan providing for the assumption of some or all of those expenses. Under each Investment Management Agreement, the Fund is responsible for other expenses, including organizational expenses (including out-of-pocket expenses, but not including the Investment Manager's overhead or employee costs); brokers' commissions or other costs of acquiring or disposing of any portfolio securities of the Fund; legal, auditing and accounting expenses; payment for portfolio pricing or valuation services to pricing agents, accountants, bankers and other specialists, if any; taxes and governmental fees; the fees and expenses of the Fund's transfer agent; expenses of preparing share certificates and any other expenses, including clerical expenses, of issuance, offering, distribution, sale, redemption or repurchase of shares; the expenses of and fees for registering or qualifying securities for sale; the fees and expenses of Independent Directors; the cost of printing and distributing reports, notices and dividends to current stockholders; and the fees and expenses of the Fund's custodians, subcustodians, accounting agent, dividend disbursing agents and registrars. The Fund may arrange to have third parties assume all or part of the expenses of sale, underwriting and distribution of shares of the Fund. The Fund is also responsible for expenses of stockholders' and other meetings and its expenses incurred in connection with litigation and the legal obligation it may have to indemnify officers and Directors of the Fund with respect thereto. The Fund is also responsible for the maintenance of books and records which are required to be maintained by the Fund's custodian or other agents of the Fund; telephone, telex, facsimile, postage and other communications expenses; any fees, dues and expenses incurred by the Fund in connection with membership in investment company trade organizations; expenses of printing and mailing prospectuses and statements of additional information of the Fund and supplements thereto to current stockholders; costs of stationery; fees payable to the Investment Manager and to any other Fund advisors or consultants; expenses relating to investor and public relations; interest charges, bond premiums and other insurance expense; freight, insurance and other charges in connection with the shipment of the Fund's portfolio securities; and other expenses.

     The Investment Manager is responsible for the payment of the compensation and expenses of all Directors, officers and executive employees of the Fund (including the Fund's share of payroll taxes) affiliated with the Investment Manager and making available, without expense to the Fund, the services of such Directors, officers and employees as may duly be elected officers of the Fund, subject to their individual consent to serve and to any limitations imposed by law. The Fund is responsible for the fees and expenses (specifically including travel expenses relating to Fund business) of Directors not affiliated with the Investment Manager. Under each Investment Management Agreement, the Investment Manager also pays the Fund's share of payroll taxes, as well as expenses, such as travel expenses (or an appropriate portion thereof), of Directors and officers of the Fund who are directors, officers or employees of the Investment Manager, except to the extent that such expenses relate to attendance at meetings of the Board of the Fund, or any committees thereof or advisers thereto, held outside Boston, Massachusetts or New York, New York. During the

Fund's most recent fiscal year, no compensation, direct or otherwise (other than through fees paid to the Investment Manager), was paid or became payable by the Fund to any of its officers or Directors who were affiliated with the Investment Manager.

     In return for the services provided by the Investment Manager as investment manager and the expenses it assumes under each Investment Management Agreement, the Fund pays the Investment Manager a management fee, which is accrued daily and payable monthly. The management fee rate is currently equal, on an annual basis, to 0.85 of 1% of the first $100 million of average daily net assets, 0.75% of 1% on assets in excess of $100 million and up to and including $300 million, 0.70% of 1% on assets in excess of $300 million and up to and including $600 million, and 0.65% of 1% of assets in excess of $600 million. As of the end of the Fund's last fiscal year, December 31, 1997, the Fund had net assets of $265,181,931 and paid an aggregate management fee to the Investment Manager during such period of $2,949,980.

     Each Investment Management Agreement further provides that the Investment Manager shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with matters to which such agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Investment Manager in the performance of its duties or from reckless disregard by the Investment Manager of its obligations and duties under such agreement. Each Investment Management Agreement also provides that purchase and sale opportunities, which are suitable for more than one client of the Investment Manager, will be allocated by the Investment Manager in an equitable manner. Lastly, each Investment Management Agreement contains a provision stating that it supersedes all prior agreements.

     Each Investment Management Agreement may be terminated without penalty upon sixty (60) days' written notice by either party. The Fund may agree to terminate its Investment Management Agreement either by the vote of a majority of the outstanding voting securities of the Fund, or by a vote of the Board. As stated above, each Investment Management Agreement automatically terminates in the event of its assignment.

     Scudder Kemper or one of its predecessors has acted as the Investment Manager for the Fund since Scudder Succeeded to Asia Management as the Fund's investment manager in 1993. The Former Investment Management Agreement is dated December 31, 1997 and was last approved by the stockholders of the Fund on October 16, 1997. The Former Investment Management Agreement was last submitted to stockholders prior to its becoming effective, as required by the 1940 Act, in connection with the Scudder-Zurich Transaction. The New Investment Management Agreement was last approved by the Directors of the Fund on July 9, 1998 and was last continued to October 31, 1999.

THE NEW INVESTMENT MANAGEMENT AGREEMENTS

     The New Investment Management Agreement for the Fund, which is currently in effect, is dated the date of the consummation of the Transaction, which occurred on September 7, 1998. The New Investment Management Agreement will be in effect for an initial term ending on October 31, 1999, and may continue thereafter from year to year only if specifically approved at least annually by the vote of "a majority of the outstanding voting securities" of the Fund, or by the Board and, in either event, the vote of a majority of the Independent Directors, cast in person at a meeting called for such purpose. In the event that stockholders of the Fund do not approve the New Investment Management Agreement, it will terminate. In such event, the Board will take such action as it deems to be in the best interests of the Fund and its stockholders.

DIFFERENCES BETWEEN THE FORMER AND NEW INVESTMENT MANAGEMENT AGREEMENTS

     The New Investment Management Agreement is substantially identical to the Former Investment Management Agreement, except for the dates of execution and termination.

INVESTMENT MANAGER

     Scudder Kemper, an indirect subsidiary of Zurich which resulted from the combination of the businesses of Scudder and Kemper in connection with the Scudder-Zurich Transaction, is one of the largest and most experienced investment counsel firms in the United States. Scudder was established in 1919 as a partnership and was restructured as a Delaware corporation in 1985. Scudder launched its first fund in 1928. Kemper launched its first fund in 1948. Since December 31, 1997, Scudder Kemper has served as investment adviser to both Scudder and Kemper funds. As of August 31, 1998, Scudder Kemper has more than $241.1 billion in assets under management. The principal source of Scudder Kemper's income is professional fees received from providing continuing investment advice. Scudder Kemper provides investment counsel for many individuals and institutions, including insurance companies, endowments, industrial corporations and financial and banking organizations.

     Founded in 1872, Zurich is a multinational, public corporation organized under the laws of Switzerland. Its home office (and the home offices of Zurich Financial Services and Zurich Allied AG) is located at Mythenquai 2, 8002 Zurich, Switzerland. Historically, Zurich's earnings have resulted from its operations as an insurer as well as from its ownership of its subsidiaries and affiliated companies (the "Zurich Insurance Group"). Zurich and the Zurich Insurance Group provide an extensive range of insurance products and services and have branch offices and subsidiaries in more than 40 countries throughout the world. Zurich owns approximately 70% of the Investment Manager, with the balance owned by the Investment Manager's officers and employees.

     As stated above, Scudder Kemper is a Delaware corporation. Rolf Huppi* is the Chairman of the Board and Director, Edmond D. Villani(#) is the President, Chief Executive Officer and Director, Stephen R. Beckwith(#) is the Treasurer and Chief Financial Officer, Kathryn L. Quirk(#) is the General Counsel, Chief Compliance Officer and Secretary, Lynn S. Birdsong(#) is a Corporate Vice President and Director, Cornelia M. Small(#) is a Corporate Vice President and Director, Laurence Cheng* is a Director, and, effective November 1, 1998, each of Gunther Gose* and William H. Bolinder(+) is a Director of the Investment Manager. The principal occupation of each of Edmond D. Villani, Stephen R. Beckwith, Kathryn L. Quirk, Lynn S. Birdsong and Cornelia M. Small is serving as a Managing Director of the Investment Manager; the principal occupation of Rolf Huppi is serving as an officer of Zurich; the principal occupation of Laurence Cheng is serving as a senior partner of Capital Z Partners, an investment fund; the principal occupation of Gunther Gose is serving as the Chief Financial Officer of Zurich Financial Services; the principal occupation of William H. Bolinder is serving as a member of the Group Executive Board of Zurich Financial Services.

     The outstanding voting securities of the Investment Manager are held of record 36.63% by Zurich Holding Company of America ("ZHCA"), a subsidiary of Zurich; 32.85% by ZKI Holding Corp. ("ZKIH"), a subsidiary of Zurich; 20.86% by Stephen R. Beckwith, Lynn S. Birdsong, Kathryn L. Quirk, Cornelia M. Small and Edmond D. Villani, in their capacity as representatives (the "Management Representatives") of the Investment Manager's management holders and retiree holders pursuant to a Second Amended and Restated Security Holders Agreement (the "Security Holders Agreement") among the Investment Manager, Zurich, ZHCA, ZKIH, the Management Representatives, the management holders, the retiree holders and Edmond D. Villani, as trustee of Scudder Kemper Investments, Inc. Executive Defined Contribution Plan Trust (the "Plan Trust"); and 9.66% by the Plan Trust. There are no outstanding non-voting securities of the Investment Manager.

     In connection with the Scudder-Zurich Transaction (described above), pursuant to which Zurich acquired a two-thirds interest in Scudder for $866.7 million in cash in December, 1997, O. Robert Theurkauf, a Director of the Fund, sold 93.2% of his holdings in Scudder to Zurich for cash.

     Pursuant to the Security Holders Agreement (which was entered into in connection with the Scudder-Zurich Transaction), the Board of Directors of the Investment Manager consists of four directors designated by ZHCA and ZKIH and three directors designated by Management Representatives.

------------------------------

* Mythenquai 2, Zurich, Switzerland

(#) 345 Park Avenue, New York, New York

(+) 1400 American Lane, Schaumburg, Illinois

     The Security Holders Agreement requires the approval of a majority of the Scudder-designated directors for certain decisions, including changing the name of Scudder Kemper, effecting an initial public offering before April 15, 2005, causing Scudder Kemper to engage substantially in non-investment management and related business, making material acquisitions or divestitures, making material changes in Scudder Kemper's capital structure, dissolving or liquidating Scudder Kemper, or entering into certain affiliated transactions with Zurich. The Security Holders Agreement also provides for various put and call rights with respect to Scudder Kemper stock held by persons who were employees of Scudder at the time of the Scudder-Zurich Transaction, limitations on Zurich's ability to purchase other asset management companies outside of Scudder Kemper, rights of Zurich to repurchase Scudder Kemper stock upon termination of employment of Scudder Kemper personnel, and registration rights for stock held by stockholders of Scudder continuing after the Scudder-Zurich Transaction.

     Directors, officers and employees of Scudder Kemper from time to time may enter into transactions with various banks, including the Fund's custodian bank. It is Scudder Kemper's opinion that the terms and conditions of those transactions will not be influenced by existing or potential custodial or other Fund relationships.

     Scudder Trust Company ("STC"), an affiliate of Scudder Kemper, provides subaccounting and recordkeeping services for shareholder accounts in certain retirement and employee benefit plans. Scudder Service Corporation ("SSC"), a subsidiary of Scudder Kemper, is the transfer and dividend-paying agent for the shares of the Fund. During the fiscal year ended December 31, 1997, the Fund paid STC aggregate fees of $0 and SSC aggregate fees of $516,112.

     STC and SSC will continue to provide fund accounting, transfer agency, subaccounting and recordkeeping services to the Fund, as described above, under the current arrangements if the New Investment Management Agreements are approved.

     Exhibit B sets forth (as of each fund's last fiscal year end, unless otherwise noted) the fees and other information regarding investment companies advised by Scudder Kemper that have similar investment objectives to the Fund. (See "Description of the Investment Management Agreements" above for information regarding the management fee rate, net assets and aggregate management fee paid for the Fund.)

BROKERAGE COMMISSIONS ON PORTFOLIO TRANSACTIONS

     To the maximum extent feasible, Scudder Kemper places orders for portfolio transactions through Scudder Investor Services, Inc. ("SIS"), Two International Place, Boston, Massachusetts 02110, which in turn places orders on behalf of the Fund with issuers, underwriters or other brokers and dealers. SIS is a corporation registered as a broker/dealer and a subsidiary of Scudder Kemper.

SIS does not receive any commissions, fees or other remuneration from the Fund for this service. In selecting brokers and dealers with which to place portfolio transactions for the Fund, Scudder Kemper will not consider sales of shares of funds currently advised by Scudder Kemper as a decision-making factor, although it may place such transactions with brokers and dealers that sell shares of funds currently advised by Scudder Kemper. When it can be done consistently with the policy of obtaining the most favorable net results, Scudder Kemper may place such orders with brokers and dealers who supply research, market and statistical information to the Fund or to Scudder Kemper. Scudder Kemper is authorized when placing portfolio transactions for the Fund to pay a brokerage commission (to the extent applicable) in excess of that which another broker might charge for executing the same transaction on account of the receipt of research, market or statistical information. Allocation of portfolio transactions is supervised by Scudder Kemper.

 THE BOARD MEMBERS OF THE FUND RECOMMEND THAT THE STOCKHOLDERS OF THE FUND VOTE
                          IN FAVOR OF THIS PROPOSAL 2.

               PROPOSAL 3: APPROVAL OF THE REVISION OF THE FUND'S
                           FUNDAMENTAL LENDING POLICY

     This Proposal seeks shareholder approval of a change to the Fund's fundamental lending policy. The 1940 Act requires an investment company to adopt policies with respect to certain activities, including the making of loans by the Fund, which can be changed only by a shareholder vote (i.e., "fundamental" policies). The proposed change would permit the Fund to engage in lending in a manner and to the extent permitted by applicable law. The proposed change would, therefore, permit the Fund, subject to the receipt of any necessary regulatory approval and Board authorization, to enter into lending arrangements, including lending agreements under which the funds advised by Scudder Kemper could for temporary purposes lend money directly to and borrow money directly from each other through a credit facility ("Interfund Lending Arrangements"). The Board has no present intention to engage in lending other than that permitted under the Fund's current fundamental lending policy. The Fund believes that the flexibility provided by this policy change could possibly reduce substantially the Fund's borrowing costs and enhance its ability to earn higher rates of interest on short-term lendings in the event that the Board determines that such arrangements are warranted in light of the Fund's circumstances. Certain other fund groups have obtained the exemptive relief necessary to permit the funds to engage in lending and borrowing among the funds advised by the same adviser. Approval of the revision to the Fund's lending policy requires the affirmative vote of a majority of the outstanding voting securities, as defined above, of the Fund. If the shareholders of the Fund fail to approve the proposed fundamental policy, the Fund's current policy will remain in effect. The Board members of the Fund recommend that the shareholders of the Fund vote in favor of the Proposal. The proposed change to the Fund's fundamental lending policy is discussed in detail below.

LENDING POLICY

     The current policy of the Fund prohibits the making of loans, except loans of portfolio securities and to the extent the entry into repurchase agreements and the purchase of debt securities or interests in indebtedness in accordance with the Fund's investment objectives and policies are deemed to be loans. The proposed policy, unlike the current policy, does not specify the particular types of lending in which the Fund is permitted to engage; instead, the proposed policy permits the Fund to lend only in a manner and to an extent in accordance with applicable law. Accordingly, the Fund's fundamental lending policy would be revised as follows (with additions to the policy underscored and deletions to the policy struck through):

       As a matter of fundamental policy, the Fund may not make loans except as permitted under the Investment Company Act of 1940, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time. to other persons, except
       (i) loans of portfolio securities, and (ii) to the extent that entry into repurchase agreements and the purchase of debt instruments or interests in indebtedness in accordance with the Fund's investment objectives and policies may be deemed to be loans.

DISCUSSION

     Management believes that there may be advantages to these Interfund Lending Arrangements as compared with other arrangements currently in place for the Fund. Currently, the Fund may, in effect, lend money to banks and broker-dealers by entering into repurchase agreements or purchasing other short-term instruments. The Fund may also borrow money from the same or other banks for temporary purposes to satisfy redemption requests or to cover other unanticipated cash shortfalls. The Fund has entered into uncommitted lines of credit with banks under which the banks may, but are not required to, lend money to the Fund to meet the Fund's temporary cash needs. If the Fund were to borrow money from a bank under its current line of credit agreement, the Fund would pay interest on the borrowed cash at a rate that would be significantly higher than the rate that would be earned by other (non-borrowing) funds on investments in repurchase agreements and other short-term instruments of the same maturity as the bank loan. The Fund believes this differential represents the bank's profit for serving as "middleman" between borrower and lender. Other bank loan arrangements, such as committed lines of credit into which the Fund has entered, require the Fund to pay substantial commitment fees in addition to the interest rate to be paid by the Fund when borrowing.

     The 1940 Act generally prohibits one fund from lending money or other property to or borrowing money or other property from another fund having the same investment adviser (currently, in order to be able to participate in these lending or borrowing arrangements, a fund must first receive an exemptive order from the SEC). If the revised policy is adopted, the Board would have discretion to request an order from the SEC to permit the Fund to enter into Interfund Lending Arrangements consistent with its investment objective and policies.

     The Fund's current borrowing policy would permit the Fund to engage in the contemplated Interfund Lending Arrangements; thus no corresponding revision of that policy is being sought. The Fund currently has a non-fundamental policy, which may be changed without a shareholder vote, limiting borrowings in certain circumstances that, unless changed by Board action, restrict the Fund's ability to borrow through Interfund Lending Arrangements. The Fund anticipates that the Interfund Lending Arrangements may provide the Fund, when borrowing, with savings when the Fund's cash position is insufficient to meet temporary cash requirements arising, for example, when redemptions exceed anticipated volumes. When the Fund is forced to liquidate portfolio securities to meet redemption requests, the proceeds of which are normally paid the next day after receipt of the request immediately, the Fund often does not receive payment in settlement on a sale of portfolio securities for up to three days (or longer, when the Fund sells foreign securities). The Interfund Lending Arrangements would provide a source of immediate, short-term liquidity pending settlement of the sale of portfolio securities. In addition, in making short-term cash loans directly to other funds, the Fund would earn interest at a higher rate than they otherwise could obtain from investing its cash through repurchase agreements or otherwise. Although Interfund Lending Arrangements may reduce the Fund's borrowing costs, enhance its ability to earn higher rates of interest on short-term lendings, and substantially reduce the Fund's need to borrow from banks, the Fund may also continue to maintain uncommitted or committed lines of credit or other borrowing arrangements with banks as an added measure of safety and liquidity.

      THE BOARD MEMBERS OF THE FUND RECOMMEND THAT THE STOCKHOLDERS OF THE
                     FUND VOTE IN FAVOR OF THIS PROPOSAL 3.

      PROPOSAL 4: RATIFICATION OF THE SELECTION OF INDEPENDENT ACCOUNTANTS

     The Board of Directors of the Fund, including a majority of the Independent Directors, has selected PricewaterhouseCoopers LLP to act as independent accountants for the Fund for the Fund's current fiscal year. PricewaterhouseCoopers LLP are independent accountants and have advised the Fund that they have no direct financial interest or material indirect financial interest in the Fund. One or more representatives of PricewaterhouseCoopers LLP are expected to be present at the Special Meeting and will have an opportunity to make a statement if they so desire. Such representatives are expected to be available to respond to appropriate questions posed by stockholders or management. Ratification of the selection of independent accountants requires the affirmative vote of a majority of the votes of the Fund cast at the Special Meeting in person or by proxy.

      THE BOARD MEMBERS OF THE FUND RECOMMEND THAT THE STOCKHOLDERS OF THE
                     FUND VOTE IN FAVOR OF THIS PROPOSAL 4.

                             ADDITIONAL INFORMATION

GENERAL

     The cost of preparing, printing and mailing the enclosed proxy card and Proxy Statement and all other costs incurred in connection with the solicitation of proxies, including any additional solicitation made by letter, telephone or telegraph, will be paid by Zurich or its affiliates. In addition to solicitation by mail, certain officers and representatives of the Fund, officers and employees of Scudder Kemper and certain financial services firms and their representatives, who will receive no extra compensation for their services, may solicit proxies by telephone, telegram or personally.

     Shareholder Communications Corporation ("SCC") has been engaged to assist in the solicitation of proxies. As the Special Meeting date approaches, certain stockholders of the Fund may receive a telephone call from a representative of SCC if their votes have not yet been received. Authorization to permit SCC to execute proxies may be obtained by telephonic or electronically transmitted instructions from stockholders of the Fund. Proxies that are obtained telephonically will be recorded in accordance with the procedures set forth below. The Directors believe that these procedures are reasonably designed to ensure that the identity of the stockholder casting the vote is accurately determined and that the voting instructions of the stockholder are accurately determined.

     In all cases where a telephonic proxy is solicited, the SCC representative is required to ask for each stockholder's full name, address, social security or employer identification number, title (if the stockholder is authorized to act on behalf of an entity, such as a corporation), and the number of shares owned, and to confirm that the stockholder has received the proxy materials in the mail. If the information solicited agrees with the information provided to SCC, then the SCC representative has the responsibility to explain the process, read the Proposals on the proxy card, and ask for the stockholder's instructions on the Proposals. The SCC representative, although he or she is permitted to answer questions about the process, is not permitted to recommend to the stockholder how to vote, other than to read any recommendation set forth in the Proxy Statement. SCC will record the stockholder's instructions on the card. Within 72 hours, the stockholder will be sent a letter or mailgram to confirm his or her vote and asking the stockholder to call SCC immediately if his or her instructions are not correctly reflected in the confirmation.

     If a stockholder wishes to participate in the Special Meeting, but does not wish to give a proxy by telephone, the stockholder may still submit the proxy card originally sent with the Proxy Statement or attend in person. Should stockholders require additional information regarding the proxy or replacement proxy cards, they may contact SCC toll-free at 1-800-248-2681. Any proxy given by a stockholder, whether in writing or by telephone, is revocable until voted at the Special Meeting.

PROPOSALS OF STOCKHOLDERS

     Stockholders wishing to submit proposals for inclusion in a proxy statement for a stockholder meeting subsequent to the Special Meeting, if any, should send their written proposals to the Secretary of the Fund, c/o Scudder Kemper Investments, Inc., at 345 Park Avenue, New York New York 10154, within a reasonable time before the solicitation of proxies for such meeting. The timely submission of a proposal does not guarantee its inclusion.

OTHER MATTERS TO COME BEFORE THE SPECIAL MEETING

     No Director is aware of any matters that will be presented for action at the Special Meeting other than the matters set forth herein. Should any other matters requiring a vote of stockholders arise, the proxy in the accompanying form will confer upon the person or persons entitled to vote the shares represented by such proxy the discretionary authority to vote the shares as to any such other matters in accordance with their best judgment in the interest of the Fund.

PLEASE COMPLETE, SIGN AND RETURN THE ENCLOSED PROXY CARD(S) PROMPTLY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

By order of the Board of Directors,

KATHRYN L. QUIRK SIGNATURE

Kathryn L. Quirk
Secretary

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

                                                                       EXHIBIT A

                                  FORM OF NEW

                        INVESTMENT MANAGEMENT AGREEMENT

                              THE JAPAN FUND, INC.
                                345 PARK AVENUE
                            NEW YORK, NEW YORK 10154

                                                               September 7, 1998

Scudder Kemper Investments, Inc.
345 Park Avenue
New York, New York 10154

                        INVESTMENT MANAGEMENT AGREEMENT

Ladies and Gentlemen:

     The Japan Fund, Inc. (the "Corporation") has been established as a Maryland corporation to engage in the business of an investment company. Pursuant to the Corporation's Articles of Incorporation, as amended from time-to-time (the "Articles"), the Board of Directors may divide the Corporation's shares of capital stock, par value $.33 1/3 per share, (the "Shares") into separate series, or funds. Series may be abolished and dissolved, and additional series established, from time to time by action of the Directors.

     The Corporation, on behalf of the Fund, has selected you to act as the sole investment manager of the Fund and to provide certain other services, as more fully set forth below, and you have indicated that you are willing to act as such investment manager and to perform such services under the terms and conditions hereinafter set forth. Accordingly, the Corporation on behalf of the Fund agrees with you as follows:

          1. Delivery of Documents. The Corporation engages in the business of investing and reinvesting the assets of the Fund in the manner and in accordance with the investment objectives, policies and restrictions specified in the currently effective Prospectus (the "Prospectus") and Statement of Additional Information (the "SAI") relating to the Fund included in the Corporation's Registration Statement on Form N-1A, as amended from time to time, (the "Registration Statement") filed by the Corporation under the Investment Company Act of 1940, as amended, (the "1940 Act") and the Securities Act of 1933, as amended. Copies of the documents referred to in the preceding sentence have been furnished to you by the Corporation. The Corporation has also furnished you with copies properly certified or authenticated of each of the following additional documents related to the Corporation and the Fund:

             (a) The Articles dated January 10, 1992, as amended to date.

             (b) By-Laws of the Corporation as in effect on the date hereof (the "By-Laws").

             (c) Resolutions of the Directors of the Corporation and the shareholders of the Fund selecting you as investment manager and approving the form of this Agreement.

          The Corporation will furnish you from time to time with copies, properly certified or authenticated, of all amendments of or supplements, if any, to the foregoing, including the Prospectus, the SAI and the Registration Statement.

          2. Portfolio Management Services. As manager of the assets of the Fund, you shall provide continuing investment management of the assets of the Fund in accordance with the investment objectives, policies and restrictions set forth in the Prospectus and SAI; the applicable provisions of the 1940 Act and the Internal Revenue Code of 1986, as amended, (the "Code") relating to regulated investment companies and all rules and regulations thereunder; and all other applicable federal and state laws and regulations of which you have knowledge; subject always to policies and instructions adopted by the Corporation's Board of Directors. In connection therewith, you shall use reasonable efforts to manage the Fund so that it will qualify as a regulated investment company under Subchapter M of the Code and regulations issued thereunder. The Fund shall have the benefit of the investment analysis and research, the review of current economic conditions and trends and the consideration of long-range investment policy generally available to your investment advisory clients. In managing the Fund in accordance with the requirements set forth in this section 2, you shall be entitled to receive and act upon advice of counsel to the Corporation or counsel to you. You shall also make available to the Corporation promptly upon request all of the Fund's investment records and ledgers as are necessary to assist the Corporation in complying with the requirements of the 1940 Act and other applicable laws. To the extent required by law, you shall furnish to regulatory authorities having the requisite authority any information or reports in connection with the services provided pursuant to this Agreement which may be requested in order to ascertain whether the operations of the Corporation are being conducted in a manner consistent with applicable laws and regulations.

          You shall determine the securities, instruments, investments, currencies, repurchase agreements, futures, options and other contracts relating to investments to be purchased, sold or entered into by the Fund and place orders with broker-dealers, foreign currency dealers, futures commission merchants or others pursuant to your determinations and all in accordance with Fund policies as expressed in the Registration Statement. You shall determine what portion of the Fund's portfolio shall be invested in securities and other assets and what portion, if any, should be held uninvested.

          You shall furnish to the Corporation's Board of Directors periodic reports on the investment performance of the Fund and on the performance of your obligations pursuant to this Agreement, and you shall supply such additional reports and information as the Corporation's officers or Board of Directors shall reasonably request.

          3. Administrative Services. In addition to the portfolio management services specified above in section 2, you shall furnish at your expense for the use of the Fund such office space and facilities in the United States as the Fund may require for its reasonable needs, and you (or one or more of your affiliates designated by you) shall render to the Corporation administrative services on behalf of the Fund necessary for operating as an open-end investment company and not provided by persons not parties to this Agreement including, but not limited to, preparing reports to and meeting materials for the Corporation's Board of Directors and reports and notices to Fund shareholders; supervising, negotiating contractual arrangements with, to the extent appropriate, and monitoring the performance of, accounting agents, custodians, depositories, transfer agents and pricing agents, accountants, attorneys, printers, underwriters, brokers and dealers, insurers and other persons in any capacity deemed to be necessary or desirable to Fund operations; preparing and making filings with the Securities and Exchange Commission (the "SEC") and other regulatory and self-regulatory organizations, including, but not limited to, preliminary and definitive proxy materials, post-effective amendments to the Registration Statement, semi-annual reports on Form N-SAR and notices pursuant to Rule 24f-2 under the 1940 Act; overseeing the tabulation of proxies by the Fund's transfer agent; assisting in the preparation and filing of the Fund's federal, state and local tax returns; preparing and filing the Fund's federal excise tax return pursuant to Section 4982 of the Code; providing assistance with investor and public relations matters; monitoring the valuation of portfolio securities and the calculation of net asset value; monitoring the registration of Shares of the Fund under applicable federal and state securities laws; maintaining or causing to be maintained for the Fund all books, records and reports and any other information required under the 1940 Act, to the extent that such books, records and reports and other information are not maintained by the Fund's custodian or other agents of the Fund; assisting in establishing the accounting policies of the Fund; assisting in the resolution of accounting issues that may arise with respect to the Fund's operations and consulting with the Fund's independent accountants, legal counsel and the Fund's other agents as necessary in connection therewith; establishing and monitoring the Fund's operating expense budgets; reviewing the Fund's bills; processing the payment of bills that have been approved by an authorized person; assisting the Fund in determining the amount of dividends and distributions available to be paid by the Fund to its shareholders, preparing and arranging for the printing of dividend notices to shareholders, and providing the transfer and dividend paying agent, the custodian, and the accounting agent with such information as is required for such parties to effect the payment of dividends and distributions; and otherwise assisting the Corporation as it may reasonably request in the conduct of the Fund's business, subject to the direction and control of the Corporation's Board of Directors. Nothing in this Agreement shall be deemed to shift to you or to diminish the obligations of any agent of the Fund or any other person not a party to this Agreement which is obligated to provide services to the Fund.

          4. Allocation of Charges and Expenses. Except as otherwise specifically provided in this section 4, you shall pay the compensation and expenses of all Directors, officers and executive employees of the Corporation (including the Fund's share of payroll taxes) who are affiliated persons of you, and you shall make available, without expense to the Fund, the services of such of your directors, officers and employees as may duly be elected officers of the Corporation, subject to their individual consent to serve and to any limitations imposed by law. You shall provide at your expense the portfolio management services described in section 2 hereof and the administrative services described in section 3 hereof.

          You shall not be required to pay any expenses of the Fund other than those specifically allocated to you in this section 4. In particular, but without limiting the generality of the foregoing, you shall not be responsible, except to the extent of the reasonable compensation of such of the Fund's Directors and officers as are directors, officers or employees of you whose services may be involved, for the following expenses of the
     Fund: organization expenses of the Fund (including out-of-pocket expenses, but not including your overhead or employee costs); fees payable to you and to any other Fund advisors or consultants; legal expenses; auditing and accounting expenses; maintenance of books and records which are required to be maintained by the Fund's custodian or other agents of the Corporation; telephone, telex, facsimile, postage and other communications expenses; taxes and governmental fees; fees, dues and expenses incurred by the Fund in connection with membership in investment company trade organizations; fees and expenses of the Fund's accounting agent, custodians, subcustodians, transfer agents, dividend disbursing agents and registrars; payment for portfolio pricing or valuation services to pricing agents, accountants, bankers and other specialists, if any; expenses of preparing share certificates and, except as provided below in this section 4, other expenses in connection with the issuance, offering, distribution, sale, redemption or repurchase of securities issued by the Fund; expenses relating to investor and public relations; expenses and fees of registering or qualifying Shares of the Fund for sale; interest charges, bond premiums and other insurance expense; freight, insurance and other charges in connection with the shipment of the Fund's portfolio securities; the compensation and all expenses (specifically including travel expenses relating to Corporation business) of Directors, officers and employees of the Corporation who are not affiliated persons of you; brokerage commissions or other costs of acquiring or disposing of any portfolio securities of the Fund; expenses of printing and distributing reports, notices and dividends to shareholders; expenses of printing and mailing Prospectuses and SAIs of the Fund and supplements thereto; costs of stationery; any litigation expenses; indemnification of Directors and officers of the Corporation; costs of shareholders' and other meetings; and travel expenses (or an appropriate portion thereof) of Directors and officers of the Corporation who are directors, officers or employees of you to the extent that such expenses relate to attendance at meetings of the Board of Directors of the Corporation or any committees thereof or advisors thereto held outside of Boston, Massachusetts or New York, New York.

          You shall not be required to pay expenses of any activity which is primarily intended to result in sales of Shares of the Fund if and to the extent that (i) such expenses are required to be borne by a principal underwriter which acts as the distributor of the Fund's Shares pursuant to an underwriting agreement which provides that the underwriter shall assume some or all of such expenses, or (ii) the Corporation on behalf of the Fund shall have adopted a plan in conformity with Rule 12b-1 under the 1940 Act providing that the Fund (or some other party) shall assume some or all of such expenses. You shall be required to pay such of the foregoing sales expenses as are not required to be paid by the principal underwriter pursuant to the underwriting agreement or are not permitted to be paid by the Fund (or some other party) pursuant to such a plan.

          5. Management Fee. For all services to be rendered, payments to be made and costs to be assumed by you as provided in sections 2, 3 and 4 hereof, the Corporation on behalf of the Fund shall pay you in United States Dollars on the last day of each month the unpaid balance of a fee equal to the excess of 1/12 of 0.85 of 1 percent of the average daily net assets as defined below of the Fund for such month; provided that, for any calendar month during which the average of such values exceeds $100 million, the fee payable for that month based on the portion of the average of such values in excess of $100 million shall be 1/12 of 0.75 of 1 percent of such portion; and provided that, for any calendar month during which the average of such values exceeds $300 million, the fee payable for that month based on the portion of the average of such values in excess of $300 million shall be 1/12 of 0.70 of 1 percent of such portion; and provided that, for any calendar month during which the average of such values exceeds $600 million, the fee payable for that month based on the portion of the average of such values in excess of $600 million shall be 1/12 of
     0.65 of 1 percent of such portion over any compensation waived by you from time to time (as more fully described below). You shall be entitled to receive during any month such interim payments of your fee hereunder as you shall request, provided that no such payment shall exceed 75 percent of the amount of your fee then accrued on the books of the Fund and unpaid.

          The "average daily net assets" of the Fund shall mean the average of the values placed on the Fund's net assets as of 4:00 p.m. (New York time) on each day on which the net asset value of the Fund is determined consistent with the provisions of Rule 22c-1 under the 1940 Act or, if the Fund lawfully determines the value of its net assets as of some other time on each business day, as of such time. The value of the net assets of the Fund shall always be determined pursuant to the applicable provisions of the Articles and the Registration Statement. If the determination of net asset value does not take place for any particular day, then for the purposes of this section 5, the value of the net assets of the Fund as last determined shall be deemed to be the value of its net assets as of 4:00 p.m. (New York time), or as of such other time as the value of the net assets of the Fund's portfolio may be lawfully determined on that day. If the Fund determines the value of the net assets of its portfolio more than once on any day, then the last such determination thereof on that day shall be deemed to be the sole determination thereof on that day for the purposes of this section 5.

          You may waive all or a portion of your fees provided for hereunder and such waiver shall be treated as a reduction in purchase price of your services. You shall be contractually bound hereunder by the terms of any publicly announced waiver of your fee, or any limitation of the Fund's expenses, as if such waiver or limitation were fully set forth herein.

          6. Avoidance of Inconsistent Position; Services Not Exclusive. In connection with purchases or sales of portfolio securities and other investments for the account of the Fund, neither you nor any of your directors, officers or employees shall act as a principal or agent or receive any commission. You or your agent shall arrange for the placing of all orders for the purchase and sale of portfolio securities and other investments for the Fund's account with brokers or dealers selected by you in accordance with Fund policies as expressed in the Registration Statement. If any occasion should arise in which you give any advice to clients of yours concerning the Shares of the Fund, you shall act solely as investment counsel for such clients and not in any way on behalf of the Fund.

          Your services to the Fund pursuant to this Agreement are not to be deemed to be exclusive and it is understood that you may render investment advice, management and services to others. In acting under this Agreement, you shall be an independent contractor and not an agent of the Corporation.

          Whenever the Fund and one or more other accounts or investment companies advised by the Manager have available funds for investment, investments suitable and appropriate for each shall be allocated in accordance with procedures believed by the Manager to be equitable to each entity. Similarly, opportunities to sell securities shall be allocated in a manner believed by the Manager to be equitable. The Fund recognizes that in some cases this procedure may adversely affect the size of the position that may be acquired or disposed of for the Fund.

          7. Limitation of Liability of Manager. As an inducement to your undertaking to render services pursuant to this Agreement, the Corporation agrees that you shall not be liable under this Agreement for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which this Agreement relates, provided that nothing in this Agreement shall be deemed to protect or purport to protect you against any liability to the Corporation, the Fund or its shareholders to which you would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of your duties, or by reason of your reckless disregard of your obligations and duties hereunder. Any person, even though also employed by you, who may be or become an employee of and paid by the Fund shall be deemed, when acting within the scope of his or her employment by the Fund, to be acting in such employment solely for the Fund and not as your employee or agent.

          8. Duration and Termination of This Agreement. This Agreement shall remain in force until October 31, 1999, and continue in force from year to year thereafter, but only so long as such continuance is specifically approved at least annually (a) by the vote of a majority of the Directors who are not parties to this Agreement or interested persons of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the Directors of the Corporation, or by the vote of a majority of the outstanding voting securities of the Fund. The aforesaid requirement that continuance of this Agreement be "specifically approved at least annually" shall be construed in a manner consistent with the 1940 Act and the rules and regulations thereunder and any applicable SEC exemptive order therefrom.

          This Agreement may be terminated with respect to the Fund at any time, without the payment of any penalty, by the vote of a majority of the outstanding voting securities of the Fund or by the Corporation's Board of Directors on 60 days' written notice to you, or by you on 60 days' written notice to the Corporation. This Agreement shall terminate automatically in the event of its assignment.

          9. Amendment of this Agreement. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge or termination is sought, and no amendment of this Agreement shall be effective until approved in a manner consistent with the 1940 Act and rules and regulations thereunder and any applicable SEC exemptive order therefrom.

          10. Miscellaneous. The captions in this Agreement are included for convenience of reference only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

          In interpreting the provisions of this Agreement, the definitions contained in Section 2(a) of the 1940 Act (particularly the definitions of "affiliated person," "assignment" and "majority of the outstanding voting securities"), as from time to time amended, shall be applied, subject, however, to such exemptions as may be granted by the SEC by any rule, regulation or order.

          This Agreement shall be construed in accordance with the laws of the State of Maryland, provided that nothing herein shall be construed in a manner inconsistent with the 1940 Act, or in a manner which would cause the Fund to fail to comply with the requirements of Subchapter M of the Code.

          This Agreement shall supersede all prior investment advisory or management agreements entered into between you and the Corporation on behalf of the Fund.

          If you are in agreement with the foregoing, please execute the form of acceptance on the accompanying counterpart of this letter and return such counterpart to the Corporation, whereupon this letter shall become a binding contract effective as of the date of this Agreement.

                                Yours very truly,

                                THE JAPAN FUND, INC

                                By:
                ----------------------------------------------------------------
                                    President

          The foregoing Agreement is hereby accepted as of the date hereof.

                                SCUDDER KEMPER INVESTMENTS, INC.

                                By:
                ----------------------------------------------------------------
                                    Managing Director

                                                                       EXHIBIT B

                    INVESTMENT OBJECTIVES AND ADVISORY FEES
               FOR FUNDS NOT INCLUDED IN THIS PROXY STATEMENT AND
                  ADVISED BY SCUDDER KEMPER INVESTMENTS, INC.

                                 SCUDDER FUNDS+

             FUND                         OBJECTIVE                     FEE RATE            NET ASSETS
             ----                         ---------                     --------            ----------
ASSET ALLOCATION FUNDS
 Scudder Pathway Balanced       Balance of growth and income    There will be no fee as   $  192,145,173
   Portfolio                    by investing in a mix of        the Manager will receive
                                Scudder money market, bond and  a fee from the
                                equity mutual funds.            underlying funds.
 Scudder Pathway Growth         Long term growth of capital by  There will be no fee as   $   49,574,256
   Portfolio                    investing predominantly in      the Manager will receive
                                Scudder equity mutual funds     a fee from the
                                designed to provide long term   underlying funds.
                                growth.
 Scudder Pathway International  Maximize total return,          There will be no fee as   $   11,728,045
   Portfolio                    consisting of capital           the Manager will receive
                                appreciation plus dividend      a fee from the
                                income and interest by          underlying funds.
                                investing in a select mix of
                                established international and
                                global Scudder Funds.
U.S. GROWTH AND INCOME FUNDS
 Scudder Balanced Fund          A balance of growth and income  0.700% of net assets++    $  158,711,908
                                from a diversified portfolio
                                of equity and fixed-income
                                securities and long term
                                preservation of capital
                                through a quality-oriented
                                investment approach designed
                                to reduce risk.
 Scudder Dividend & Growth      High current income and long    0.750% of net assets               N/A**
   Fund                         term growth of capital through
                                investment in income paying
                                equity securities.
 Scudder Growth and Income      Long term growth of capital,    0.600% to $500 million    $6,833,584,122
   Fund                         current income and growth of    0.550% next $500 million
                                income.                         0.500% next $500 million
                                                                0.475% next $500 million
                                                                0.450% next $1 billion
                                                                0.425% next $1.5 billion
                                                                0.405% next 1.5 billion
                                                                0.3875% next $4 billion
                                                                0.370% over $10 billion*
U.S. GROWTH FUNDS
 Classic Growth Fund            Long term growth of capital     0.700% of net assets++    $   53,225,783
                                with reduced share price
                                volatility compared to other
                                growth mutual funds.
 Scudder 21st Century Growth    Long term growth of capital by  1.000% of net assets++    $   23,296,176
   Fund                         investing primarily in the
                                securities of emerging growth
                                companies poised to be leaders
                                in the 21st century.

             FUND                         OBJECTIVE                     FEE RATE            NET ASSETS
             ----                         ---------                     --------            ----------
 Scudder Development Fund       Long term growth of capital by  1.000% to $500 million    $  845,405,075
                                investing primarily in          0.950% next $500 million
                                securities of small and medium  0.900% thereafter
                                size growth companies.
 Scudder Financial Services     Long term growth of capital by  0.750% of net assets++    $   36,926,469@
   Fund                         investing primarily in common
                                stocks and other equity
                                securities of companies in a
                                group of related industries.
 Scudder Health Care Fund       Long term growth of capital by  0.850% of next assets++   $   40,923,873@
                                investing primarily in common
                                stocks and other equity
                                securities of companies in a
                                group of related industries.
 Scudder Large Company Growth   Long term growth of capital     0.700% of net assets      $  288,064,975
   Fund (formerly Scudder       through investment primarily
   Quality Growth Fund)         in the equity securities of
                                seasoned, financially strong
                                U.S. growth companies.
 Scudder Large Company Value    Maximize long term capital      0.750% to $500 million    $2,212,733,138
   Fund (formerly Scudder       appreciation through a value    0.650% next $500 million
   Capital Growth Fund)         driven investment program.      0.600% next $500 million
                                                                0.550% next $500 million
                                                                0.500% next $1.0 billion*
 Scudder Micro Cap Fund         Long term growth of capital by  0.750% of net assets      $   91,627,404
                                investing primarily in a
                                diversified portfolio of U.S.
                                micro-cap common stocks.
 Scudder Real Estate            Long term capital growth and    0.800% of net assets++    $   20,435,489
   Investment Fund              current income by investing
                                primarily in equity securities
                                of companies in the real
                                estate industry.
 Scudder S&P 500 Index Fund     Investment results that,        0.150% of net assets++    $   16,912,276
                                before expenses, correspond to
                                the total return of common
                                stocks publicly traded in the
                                United States, as represented
                                by the Standard & Poor's 500
                                Composite Stock Price Index.
 Scudder Small Company Value    Long term growth of capital by  0.750% of net assets      $  123,398,822
   Fund                         investing primarily in
                                undervalued stocks of small
                                U.S. companies.
 Scudder Technology Fund        Long term growth of capital by  0.850% of net assets++    $   37,159,344@
                                investing primarily in common
                                stocks and other equity
                                securities of companies in a
                                group of related industries.
 Value Fund                     Long term growth of capital     0.700% to $500 million    $  297,979,779
                                through investment in           0.650% over $500
                                undervalued equity securities.  million*
GLOBAL GROWTH FUNDS
 Global Discovery Fund          Above-average capital           1.100% of net assets      $  349,121,954
                                appreciation over the long
                                term by investing primarily in
                                the equity securities of small
                                companies located throughout
                                the world.

             FUND                         OBJECTIVE                     FEE RATE            NET ASSETS
             ----                         ---------                     --------            ----------
 Scudder Emerging Markets       Long term growth of capital     1.25% of net assets++     $  219,624,481
   Growth Fund                  primarily through equity
                                investment in emerging markets
                                around the globe.
 Scudder Global Fund            Long term growth of capital     1.000% to $500 million    $1,766,207,742
                                through a diversified           0.950% next $500 million
                                portfolio of marketable         0.900% next $500 million
                                securities, primarily equity    0.850% over $1.5 billion
                                securities, including common
                                stock, preferred stocks and
                                debt securities convertible
                                into common stocks.
 Scudder Gold Fund              Maximum return (principal       1.000% of net assets      $  132,131,545
                                change and income) consistent
                                with investing in a portfolio
                                of gold-related equity
                                securities and gold.
 Scudder Greater Europe Growth  Long term growth of capital     1.00% to $1 billion       $  195,514,335
   Fund                         through investments primarily   0.90% thereafter*
                                in the equity securities of
                                European companies.
 Scudder International Fund     Long term growth of capital     0.900% to $500 million    $2,884,919,345
                                primarily from foreign equity   0.850% next $500 million
                                securities.                     0.800% next $1 billion
                                                                0.750% next $1 billion
                                                                0.700% thereafter
 Scudder International Growth   Long term growth of capital     1.000% of net assets++    $   48,880,164
   and Income Fund              and current income primarily
                                from foreign equity
                                securities.
 Scudder International Growth   Long term capital appreciation  1.000% of net assets               N/A**
   Fund                         through investment primarily
                                in the equity securities of
                                foreign companies with high
                                growth potential.
 Scudder International Value    Long term capital appreciation  1.000% of net assets               N/A**
   Fund                         through investment primarily
                                in undervalued foreign equity
                                securities.
 Scudder Latin America Fund     Long term capital appreciation  1.250% to $1 billion      $  882,555,049
                                through investment primarily    1.150% thereafter
                                in the securities of Latin
                                American issuers.
 Scudder Pacific Opportunities  Long term growth of capital     1.100% of net assets      $  147,276,692
   Fund                         primarily through investment
                                in the equity securities of
                                Pacific Basin companies,
                                excluding Japan.
 The Japan Fund, Inc.           Long term capital appreciation  0.850% to $100 million    $  265,181,931
                                through investment primarily    0.750% next $200 million
                                in equity securities,           0.700% next $300 million
                                (including American Depository  0.650% thereafter
                                Receipts) of Japanese
                                companies.
CLOSED-END FUNDS
 The Argentina Fund, Inc.       Long term capital appreciation  Adviser:                  $  135,327,320
                                through investment primarily    1.100% of net assets
                                in equity securities of         Sub-Adviser:
                                Argentine issuers.              Paid by Adviser. 0.100%
                                                                of net assets

             FUND                         OBJECTIVE                     FEE RATE            NET ASSETS
             ----                         ---------                     --------            ----------
 The Brazil Fund, Inc.          Long term capital appreciation  1.200% to $150 million    $  429,429,751
                                through investment primarily    1.050% next $150 million
                                in equity securities of         1.000% next $200 million
                                Brazilian issuers.              0.900% thereafter
                                                                Administrator: Receives
                                                                an annual fee of $50,000
 The Korea Fund, Inc.           Long term capital appreciation  Adviser:                  $  406,244,000
                                through investment primarily    1.150% to $50 million
                                in equity securities of Korean  1.100% next $50 million
                                companies.                      1.000% next $250 million
                                                                0.950% next $400 million
                                                                0.900% thereafter
                                                                Sub-Adviser -- Daewoo:
                                                                Paid by Adviser.
                                                                0.2875% to $50 million
                                                                0.275% next $50 million
                                                                0.250% next $250 million
                                                                0.2375% next $400
                                                                million
                                                                0.225% thereafter
 Scudder New Asia Fund, Inc.    Long term capital appreciation  1.250% to $75 million     $   98,866,168
                                through investment primarily    1.150% next $125 million
                                in equity securities of Asian   1.100% thereafter
                                companies.
 Scudder New Europe Fund, Inc.  Long term capital appreciation  1.250% to $75 million     $  320,293,393
                                through investment primarily    1.150% next $125 million
                                in equity securities of         1.100% thereafter
                                companies traded on smaller or
                                emerging European markets and
                                companies that are viewed as
                                likely to benefit from changes
                                and developments throughout
                                Europe.
 Scudder Spain and Portugal     Long term capital appreciation  Adviser:                  $  112,909,567
   Fund, Inc.                   through investment primarily    1.000% of net assets
                                in equity securities of         Administrator:
                                Spanish & Portuguese issuers.   0.200% of net assets
INSURANCE PRODUCTS
 Scudder Variable Life          Balance of growth and income,   0.475% of net assets      $  118,373,215
   Investment Fund Balanced     as well as long term
   Portfolio                    preservation of capital, from
                                a diversified portfolio of
                                equity and fixed income
                                securities.
 Scudder Variable Life          Maximize long term capital      0.475% to $500 million    $  676,317,582
   Investment Fund Capital      growth from a portfolio         0.450% next $500 million
   Growth Portfolio             consisting primarily of equity  0.425% on assets over
                                securities.                     $1.0 billion(***)
 Scudder Variable Life          Above-average capital           0.975% of net assets++    $   20,115,141
   Investment Fund Global       appreciation over the long
   Discovery Portfolio          term by investing primarily in
                                the equity securities of small
                                companies located throughout
                                the world.
 Scudder Variable Life          Long term growth of capital,    0.475% of net assets      $  163,603,606
   Investment Fund Growth and   current income and growth of
   Income Portfolio             income from a portfolio
                                consisting primarily of common
                                stocks and securities
                                convertible into common
                                stocks.

             FUND                         OBJECTIVE                     FEE RATE            NET ASSETS
             ----                         ---------                     --------            ----------
 Scudder Variable Life          Long term growth of capital     0.875% to $500 million    $  427,237,880
   Investment Fund              principally from a diversified  0.725% thereafter
   International Portfolio      portfolio of foreign equity
                                securities.
AARP FUNDS
 AARP Balanced Stock and Bond   Long term capital growth and    0.350% to $2 billion      $  638,356,257
   Fund                         income, consistent with a       0.330% next $2 billion
                                share price more stable than    0.300% next $2 billion
                                other balanced mutual funds,    0.280% next $2 billion
                                through investment in a         0.260% next $3 billion
                                combination of stocks, bonds    0.250% next $3 billion
                                and cash reserves.              0.240% thereafter
                                                                INDIVIDUAL FUND FEE
                                                                0.190% of net assets
 AARP Capital Growth Fund       Long term capital growth,       0.350% to $2 billion      $1,228,379,954
                                consistent with a share price   0.330% next $2 billion
                                more stable than other growth   0.280% next $2 billion
                                funds, through investment in a  0.260% next $3 billion
                                combination of common stocks    0.250% next $3 billion
                                and securities convertible      0.240% thereafter
                                into common stocks.             INDIVIDUAL FUND FEE
                                                                0.320% of net assets
 AARP Diversified Growth        Long term growth of capital     There will be no fee as   $   61,796,818
   Portfolio                    through investment primarily    the manager will receive
                                in AARP stock mutual funds.     a fee from the
                                                                underlying funds.
 AARP Global Growth Fund        Long term capital growth,       0.350% to $2 billion      $  148,029,373
                                consistent with a share price   0.330% next $2 billion
                                more stable than other global   0.300% next $2 billion
                                funds, through investment       0.280% next $2 billion
                                primarily in common stocks of   0.260% next $3 billion
                                established corporations in a   0.250% next $3 billion
                                wide variety of developed       0.240% thereafter
                                countries.                      INDIVIDUAL FUND FEE
                                                                0.550% of net assets
 AARP Growth and Income Fund    Long term capital growth and    0.350% to $2 billion      $6,606,012,897
                                income, consistent with a       0.330% next $2 billion
                                share price more stable than    0.300% next $2 billion
                                other growth and income mutual  0.280% next $2 billion
                                funds, through investment       0.260% next $3 billion
                                primarily in common stocks      0.250% next $3 billion
                                with above-average dividend     0.240% thereafter
                                yields and securities           INDIVIDUAL FUND FEE
                                convertible into common         0.190% of net assets
                                stocks.
 AARP International Growth and  Long term capital growth,       0.350% to $2 billion      $   20,259,062
   Income Fund                  consistent with a share price   0.330% next $2 billion
                                more stable than other          0.300% next $2 billion
                                international mutual funds,     0.280% next $2 billion
                                through investment primarily    0.260% next $3 billion
                                in a diversified portfolio of   0.250% next $3 billion
                                foreign common stocks with      0.240% thereafter++
                                above-average dividend yields   INDIVIDUAL FUND FEE
                                and foreign securities          0.600% of net assets
                                convertible into common
                                stocks.

             FUND                         OBJECTIVE                     FEE RATE            NET ASSETS
             ----                         ---------                     --------            ----------
 AARP Small Company Stock Fund  Long term growth of capital,    0.350% to $2 billion      $   50,271,473
                                consistent with a share price   0.330% next $2 billion
                                more stable than other small    0.300% next $2 billion
                                company stock mutual funds,     0.280% next $2 billion
                                through investment primarily    0.260% next $3 billion
                                in common stocks of small U.S.  0.250% next $3 billion
                                companies.                      0.240% thereafter++
                                                                INDIVIDUAL FUND FEE
                                                                0.550% of net assets
 AARP U.S. Stock Index Fund     Long term capital growth and    0.350% to $2 billion      $   38,085,073
                                income, consistent with         0.330% next $2 billion
                                greater share price stability   0.300% next $2 billion
                                than an S&P 500 Index mutual    0.280% next $2 billion
                                fund, by taking an indexing     0.260% next $3 billion
                                approach to investing in        0.250% next $3 billion
                                common stocks, emphasizing      0.240% thereafter++
                                higher dividend stocks while    INDIVIDUAL FUND FEE
                                maintaining investment          0.000% of net assets
                                characteristics otherwise
                                similar to the S&P 500 Index.

------------------------------
  + The information provided below is shown as of the end of each Fund's last fiscal year, unless otherwise noted.

 ++ Subject to waivers and/or expense limitations.

  * The addition of this breakpoint is effective 10/1/98.

 ** Fee information is not available for Scudder Dividend & Growth Fund, which commenced operations on June 1, 1998; or Scudder International Growth Fund and Scudder International Value Fund, each of which commenced operations on September 1, 1998.

 *** The addition of this breakpoint is expected to be effective 10/1/98.

 @ Net asset information is provided for the semi-annual period ended May 31, 1998.

                                KEMPER FUNDS(+)

         TRUST/FUND                      OBJECTIVE                    FEE RATE            NET ASSETS
         ----------                      ---------                    --------            ----------
EQUITY/GROWTH STYLE FUNDS
 Kemper Aggressive Growth      Capital appreciation through   0.650% of net assets      $   11,609,000
   Fund                        the use of aggressive          plus or minus an
                               investment techniques.         incentive fee based on
                                                              the performance of the
                                                              Standard & Poor's 500
                                                              Stock Index, which may
                                                              result in a fee ranging
                                                              from 0.450 of 1.000% to
                                                              0.850 of 1.000% of net
                                                              assets
 Kemper Blue Chip Fund         Growth of capital and income.  0.580% to $250 million    $  446,891,000
                                                              0.550% next $750 million
                                                              0.530% next $1.5 billion
                                                              0.510% next $2.5 billion
                                                              0.480% next $2.5 billion
                                                              0.460% next $2.5 billion
                                                              0.440% next $2.5 billion
                                                              0.420% thereafter
 Kemper Growth Fund            Growth of capital through      0.580% to $250 million    $2,827,565,000
                               professional management and    0.550% next $750 million
                               diversification of investment  0.530% next $1.5 billion
                               securities having potential    0.510% next $2.5 billion
                               for capital appreciation.      0.480% next $2.5 billion
                                                              0.460% next $2.5 billion
                                                              0.440% next $2.5 billion
                                                              0.420% thereafter
 Kemper Quantitative Equity    Growth of capital and          0.580% to $250 million    $   11,217,000
   Fund                        reduction of risk through      0.550% next $750 million
                               professional management of a   0.530% next $1.5 billion
                               diversified portfolio of       0.510% next $2.5 billion
                               equity securities.             0.480% next $2.5 billion
                                                              0.460% next $2.5 billion
                                                              0.440% next $2.5 billion
                                                              0.420% thereafter
 Kemper Small Capitalization   Maximum capital appreciation.  0.650% of net assets      $1,095,478,000
   Equity Fund                                                plus or minus an
                                                              incentive fee based on
                                                              the performance of the
                                                              Standard & Poor's 500
                                                              Stock Index, which may
                                                              result in a fee ranging
                                                              from 0.350 of 1.000% to
                                                              0.950 of 1.000% of net
                                                              assets
Kemper Technology Fund         Growth of capital.             0.580% to $250 million    $1,209,723,000
                                                              0.550% next $750 million
                                                              0.530% next $1.5 billion
                                                              0.510% next $2.5 billion
                                                              0.480% next $2.5 billion
                                                              0.460% next $2.5 billion
                                                              0.440% next $2.5 billion
                                                              0.420% thereafter

         TRUST/FUND                      OBJECTIVE                    FEE RATE            NET ASSETS
         ----------                      ---------                    --------            ----------
Kemper Total Return Fund       The highest total return, a    0.580% to $250 million    $3,241,383,000
                               combination of income and      0.550% next $750 million
                               capital gain, consistent with  0.530% next $1.5 billion
                               reasonable risk.               0.510% next $2.5 billion
                                                              0.480% next $2.5 billion
                                                              0.460% next $2.5 billion
                                                              0.440% next $2.5 billion
                                                              0.420% thereafter
Kemper Value + Growth Fund     Growth of capital through      0.720% to $250 million    $   97,741,000
                               professional management of     0.690% next $750 million
                               growth and value stocks.       0.660% next $1.5 billion
                                                              0.640% next $2.5 billion
                                                              0.600% next $2.5 billion
                                                              0.580% next $2.5 billion
                                                              0.560% next $2.5 billion
                                                              0.540% thereafter
EQUITY/VALUE STYLE FUNDS
 Kemper Contrarian Fund        Long-term capital              0.750% to $250 million    $  178,115,000
                               appreciation and,              0.720% next $750 million
                               secondarily, current income.   0.700% next $1.5 billion
                                                              0.680% next $2.5 billion
                                                              0.650% next $2.5 billion
                                                              0.640% next $2.5 billion
                                                              0.630% next $2.5 billion
                                                              0.620% thereafter
 Kemper Small Cap Relative     Long-term capital              0.750% to $250 million               N/A*
   Value Fund                  appreciation.                  0.720% next $750 million
                                                              0.700% next $1.5 billion
                                                              0.680% next $2.5 billion
                                                              0.650% next $2.5 billion
                                                              0.640% next $2.5 billion
                                                              0.630% next $2.5 billion
                                                              0.620% thereafter**
 Kemper Small Cap Value Fund   Long-term capital              0.750% to $250 million    $1,263,144,000
                               appreciation                   0.720% next $750 million
                                                              0.700% next $1.5 billion
                                                              0.680% next $2.5 billion
                                                              0.650% next $2.5 billion
                                                              0.640% next $2.5 billion
                                                              0.630% next $2.5 billion
                                                              0.620% thereafter
 Kemper U.S. Growth and        Long-term growth of capital,   0.600% to $250 million    $    3,864,000***
   Income Fund                 current income and growth of   0.570% next $750 million
                               income.                        0.550% next $1.5 billion
                                                              0.530% thereafter
 Kemper-Dreman Financial       Long-term capital              0.750% to $250 million               N/A*
   Services Fund               appreciation by investing      0.720% next $750 million
                               primarily in common stocks     0.700% next $1.5 billion
                               and other equity securities    0.680% next $2.5 billion
                               of companies in the financial  0.650% next $2.5 billion
                               services industry believed by  0.640% next $2.5 billion
                               the Fund's investment manager  0.630% next $2.5 billion
                               to be undervalued.             0.620% thereafter**

         TRUST/FUND                      OBJECTIVE                    FEE RATE            NET ASSETS
         ----------                      ---------                    --------            ----------
 Kemper-Dreman High Return     High total rate of return.     0.750% to $250 million               N/A*
   Equity Fund                                                0.720% next $750 million
                                                              0.700% next $1.5 billion
                                                              0.680% next $2.5 billion
                                                              0.650% next $2.5 billion
                                                              0.640% next $2.5 billion
                                                              0.630% next $2.5 billion
                                                              0.620% thereafter
GLOBAL AND INTERNATIONAL FUNDS
 Kemper Asian Growth Fund      Long-term capital growth by    0.850% to $250 million    $    6,398,000
                               investing in a diversified     0.820% next $750 million
                               portfolio of Asian equity      0.800% next $1.5 billion
                               securities.                    0.780% next $2.5 billion
                                                              0.750% next $2.5 billion
                                                              0.740% next $2.5 billion
                                                              0.730% next $2.5 billion
                                                              0.720% thereafter**
 Kemper Emerging Markets       Long-term growth of capital    1.250% of net assets**    $    1,147,000@
   Growth Fund                 primarily through equity
                               investment in emerging
                               markets around the globe.
 Kemper Europe Fund            Long-term capital growth by    0.750% to $250 million    $   23,910,000
                               investing in a diversified     0.720% next $750 million
                               portfolio of European equity   0.700% next $1.5 billion
                               securities.                    0.680% next $2.5 billion
                                                              0.650% next $2.5 billion
                                                              0.640% next $2.5 billion
                                                              0.630% next $2.5 billion
                                                              0.620% thereafter
 Kemper Global Blue Chip Fund  Long-term growth of capital    1.000% to $250 million    $    3,663,000@
                               through a diversified          0.950% next $750 million
                               worldwide portfolio of         0.900% thereafter**
                               marketable securities,
                               primarily equity securities.
 Kemper International Fund     Total return, a combination    0.750% to $250 million    $  588,069,000
                               of capital growth and income,  0.720% next $750 million
                               principally through an         0.700% next $1.5 billion
                               internationally diversified    0.680% next $2.5 billion
                               portfolio of equity            0.650% next $2.5 billion
                               securities.                    0.640% next $2.5 billion
                                                              0.630% next $2.5 billion
                                                              0.620% thereafter
 Kemper International Growth   Long-term growth of capital    1.000% of net assets**    $    1,556,000@
   and Income Fund             and income, primarily from
                               foreign equity securities.
 Kemper Latin America Fund     Long-term capital              1.250% to $250 million    $    1,441,000@
                               appreciation through           1.200% next $750 million
                               investment primarily in the    1.150% thereafter**
                               securities of Latin American
                               issuers.

         TRUST/FUND                      OBJECTIVE                    FEE RATE            NET ASSETS
         ----------                      ---------                    --------            ----------
ASSET ALLOCATION FUNDS
 Kemper Horizon 10+ Portfolio  A balance between growth of    0.580% to $250 million    $  106,339,000
                               capital and income,            0.550% next $750 million
                               consistent with moderate       0.530% next $1.5 billion
                               risk.                          0.510% next $2.5 billion
                                                              0.480% next $2.5 billion
                                                              0.460% next $2.5 billion
                                                              0.440% next $2.5 billion
                                                              0.420% thereafter
 Kemper Horizon 20+ Portfolio  Growth of capital and,         0.580% to $250 million    $  110,076,000
                               secondarily, income.           0.550% next $750 million
                                                              0.530% next $1.5 billion
                                                              0.510% next $2.5 billion
                                                              0.480% next $2.5 billion
                                                              0.460% next $2.5 billion
                                                              0.440% next $2.5 billion
                                                              0.420% thereafter
TARGET EQUITY FUNDS
 Kemper Retirement Fund--      Long-term capital growth with  0.500% of net assets      $  111,687,000
   Series I                    guaranteed return of
                               investment on the maturity
                               date to investors who
                               reinvest all dividends and
                               hold their shares to the
                               maturity date.
 Kemper Retirement Fund--      Long-term capital growth with  0.500% of net assets      $  158,437,000
   Series II                   guaranteed return of
                               investment on the maturity
                               date to investors who
                               reinvest all dividends and
                               hold their shares to the
                               maturity date.
 Kemper Retirement Fund--      Long-term capital growth with  0.500% of net assets      $  118,084,000
   Series III                  guaranteed return of
                               investment on the maturity
                               date to investors who
                               reinvest all dividends and
                               hold their shares to the
                               maturity date.
 Kemper Retirement Fund--      Long-term capital growth with  0.500% of net assets      $  124,417,000
   Series IV                   guaranteed return of
                               investment on the maturity
                               date to investors who
                               reinvest all dividends and
                               hold their shares to the
                               maturity date.
 Kemper Retirement Fund--      Long-term capital growth with  0.500% of net assets      $  125,886,000
   Series V                    guaranteed return of
                               investment on the maturity
                               date to investors who
                               reinvest all dividends and
                               hold their shares to the
                               maturity date.
 Kemper Retirement             Long-term capital growth with  0.500% of net assets      $   70,487,000
   Fund--Series VI             guaranteed return of
                               investment on the maturity
                               date to investors who
                               reinvest all dividends and
                               hold their shares to the
                               maturity date.

         TRUST/FUND                      OBJECTIVE                    FEE RATE            NET ASSETS
         ----------                      ---------                    --------            ----------
 Kemper Retirement             Long-term capital growth with  0.500% of net assets      $   25,787,000
   Fund--Series VII            guaranteed return of
                               investment on the maturity
                               date to investors who
                               reinvest all dividends and
                               hold their shares to the
                               maturity date.
 Kemper Worldwide 2004 Fund    Total return with guaranteed   0.600% of net assets      $   33,070,000
                               return of investment on the
                               maturity date to investors
                               who reinvest all their
                               dividends and hold their
                               shares to the maturity date
                               (11/15/2004).
CLOSED-END FUNDS
 The Growth Fund of Spain,     Long-term capital              1.000% of net assets(1)   $  315,059,000
   Inc.                        appreciation by investing
                               primarily in equity
                               securities of Spanish
                               companies.
ANNUITY PRODUCTS
 Kemper Blue Chip Portfolio    Growth of capital and income.  0.650% of net assets      $   18,421,000
 Kemper Contrarian Value       High rate of return.           0.750% of net assets      $  162,380,000
   Portfolio
 Kemper Global Blue Chip       Long-term growth of capital    1.000% to $250 million               N/A*
   Portfolio                   through diversified worldwide  0.950% next $750 million
                               portfolio of marketable        0.900% thereafter
                               securities, primarily equity
                               securities.
 Kemper Growth Portfolio       Maximum appreciation of        0.600% of net assets      $  563,016,000
                               capital.
 Kemper High Yield Portfolio   High level of current income   0.600% of net assets      $  391,664,000
                               by investing in fixed income
                               securities.
 Kemper Horizon 10+ Portfolio  A balance between growth of    0.600% of net assets      $   22,553,000
                               capital and income consistent
                               with moderate risk.
 Kemper Horizon 20+ Portfolio  Growth of capital and,         0.600% of net assets      $   16,659,000
                               secondarily, income.
 Kemper International Growth   Long-term growth of capital    1.000% of net assets                 N/A*
   and Income Portfolio        and current income, primarily
                               from foreign equity
                               securities.
 Kemper International          Total return, a combination    0.750% of net assets      $  200,046,000
   Portfolio                   of capital growth and income,
                               principally through an
                               internationally diversified
                               portfolio of equity
                               securities.
 Kemper Small Cap Growth       Maximum capital appreciation   0.650% of net assets      $  137,415,000
   Portfolio                   from a portfolio primarily
                               consisting of growth stocks
                               of small companies.
 Kemper Small Cap Value        Long-term capital              0.750% of net assets      $   76,108,000
   Portfolio                   appreciation from a portfolio
                               primarily of value stocks of
                               smaller companies.

         TRUST/FUND                      OBJECTIVE                    FEE RATE            NET ASSETS
         ----------                      ---------                    --------            ----------
 Kemper Total Return           High total return through a    0.550% of net assets      $  786,996,000
   Portfolio                   combination of income and
                               capital appreciation.
 Kemper Value+Growth           Growth of capital through      0.750% of net assets      $   69,094,000
   Portfolio                   professional management of a
                               portfolio of growth and value
                               stocks.
 Kemper-Dreman Financial       Long-term capital              0.750% to $250 million               N/A*
   Services Portfolio          appreciation by investing      0.720% next $750 million
                               primarily in common stocks     0.700% next $1.5 billion
                               and other equity securities    0.680% next $2.5 billion
                               of companies in the financial  0.650% next $2.5 billion
                               services industry believed by  0.640% next $2.5 billion
                               the investment manger to be    0.630% next $2.5 billion
                               undervalued.                   0.620% thereafter
 Kemper-Dreman High Return     High rate of total return.     0.750% to $250 million               N/A*
   Equity Portfolio                                           0.720% next $750 million
                                                              0.700% next $1.5 billion
                                                              0.680% next $2.5 billion
                                                              0.650% next $2.5 billion
                                                              0.640% next $2.5 billion
                                                              0.630% next $2.5 billion
                                                              0.620% thereafter

------------------------------
  (+) The information provided below is shown as of the end of each Fund's last fiscal year, unless otherwise noted.

  * Fee information is not available for Kemper-Dreman Financial Services Fund, which commenced operations on March 9, 1998; Kemper-Dreman High Return Equity Portfolio, which commenced operations on May 1, 1998; Kemper-Dreman Financial Services Portfolio, which commenced operations on May 4, 1998; Kemper Global Blue Chip Portfolio and Kemper International Growth and Income Portfolio, each of which commenced operations on May 5, 1998; or Kemper Small Cap Relative Value Fund, which commenced operations on May 6, 1998.

 ** Subject to waivers and/or reimbursements.

 *** Net asset information is provided as of semi-annual period ended April 30, 1998.

 @ Net asset information is provided as of semi-annual period ended March 31, 1998.

  (1) Based on average weekly net assets.

                                                                      APPENDIX 1

                         FUND SHARES OWNED BY DIRECTORS

                                 TO BE PROVIDED

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

                                      LOGO

For more information, please call Shareholder Communications Corporation, your Fund's information agent, at 1-800-248-2681.
                                                                           Japan

PROXY                         THE JAPAN FUND, INC.                         PROXY

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
              SPECIAL MEETING OF STOCKHOLDERS -- DECEMBER 11, 1998

    The undersigned hereby appoints Bruce H. Goldfarb, Kathryn L. Quirk, Thomas
F. McDonough and Daniel Pierce and each of them, the proxies of the undersigned, with the power of substitution to each of them, to vote all shares of the Fund which the undersigned is entitled to vote at the Special Meeting of Stockholders of the Fund to be held at the offices of Scudder Kemper Investments, Inc., Two International Place, Boston, Massachusetts 02110, on Friday, December 11, 1998 at 9:30 a.m., eastern time, and at any adjournments thereof.

    UNLESS OTHERWISE SPECIFIED IN THE SQUARES PROVIDED, THE UNDERSIGNED'S VOTE WILL BE CAST FOR EACH NUMBERED ITEM LISTED BELOW.

    The Board members of your Fund, including those who are not affiliated with the Fund or Scudder Kemper Investments, Inc., recommend that you vote FOR each item.

1. The election of Directors;

    [ ] FOR all nominees listed below                           [ ] WITHHOLD AUTHORITY
      (except as marked to the contrary below)                    to vote for all nominees listed below

    [Nominees: Peter Booth, William L. Givens, William H. Gleysteen, Jr., Thomas
M. Hout, John F. Loughran, Yoshihiko Miyauchi, William V. Rapp, Henry Rosovsky, Takeo Shiina, O. Robert Theurkauf, Hiroshi Yamanaka.]

    (INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name on the space provided below.)

--------------------------------------------------------------------------------

2. To approve the new Investment Management Agreement between the Fund and Scudder Kemper Investments, Inc.;

  [                     [                         [
   ] FOR                ] AGAINST                 ] ABSTAIN

                           [continued on other side]

3. To approve the revision of the Fund's fundamental lending policy.

  [                     [                         [
   ] FOR                ] AGAINST                 ] ABSTAIN

4. To ratify the selection of PricewaterhouseCoopers LLP as the independent accountants for the Fund for the Fund's current fiscal year.

  [                     [                         [
   ] FOR                ] AGAINST                 ] ABSTAIN

    The proxies are authorized to vote in their discretion on any other business which may properly come before the meeting and any adjournments thereof.
                                             Please sign exactly as your name or
                                             names appear. When signing as
                                             attorney, executor, administrator,
                                             trustee or guardian, please give
                                             your full title as such.

                                             -----------------------------------
                                             (Signature of Stockholder)

                                             -----------------------------------
                                             (Signature of joint owner, if any)

                                             Dated

          ---------------------------------------------------------------------,
                                             1998

             PLEASE SIGN AND RETURN PROMPTLY IN ENCLOSED ENVELOPE.

                            NO POSTAGE IS REQUIRED.